EXHIBIT 99.1
                                 ------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------



                            Computational Materials



                                [$537,800,000]
                                  Approximate


                      Morgan Stanley Mortgage Loan Trust
                                Series 2005-5AR
                                    Group 1



                      Mortgage Pass-Through Certificates
                                Series 2005-5AR









--------------------------------------------------------------------------------
This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. It is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.





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                                    Page 1

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MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

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                         Approximately [$ 537,800,000]
                Morgan Stanley Mortgage Capital Series 2005-5AR
                                    Group 1

                         Morgan Stanley Capital I Inc.
                                   Depositor

                    Wells Fargo Bank, National Association
                                Master Servicer

                            Transaction Highlights
                            ----------------------

----------- ------------- ------------ ---------------- ----------- ------------------------------- --------------- --------------
                                          Expected      Avg Life                                       Initial
Offered                                    Ratings      to Call /      Payment Window to Call /     Subordination
Classes     Description   Balance(3)   (S&P / Moody's)  Mty(1)(2)             Mty(1)(2)                 Level         Benchmark
----------- ------------- ------------ ---------------- ----------- ------------------------------- --------------- --------------
  1-A-1     Not Offered   $500,000,000    [AAA/Aaa]     3.07 / 3.33        09/2005-09/2013 /            6.20%        1 Mo. LIBOR
                                                                            09/2005-03/2023
----------- ------------- ------------ ---------------- ------------ ------------------------------ --------------- --------------
  1-A-2     Not Offered   10,000,000      [AAA/Aaa]     3.07 / 3.33        09/2005-09/2013 /            6.20%        1 Mo. LIBOR
                                                                            09/2005-03/2023
----------- ------------- ------------ ---------------- ------------ ------------------------------ --------------- --------------
  1-A-3       Floater     477,775,000     [AAA/Aaa]     3.07 / 3.33        09/2005-09/2013 /            6.20%        1 Mo. LIBOR
                                                                            09/2005-03/2023
----------- ------------- ------------ ---------------- ------------ ------------------------------ --------------- --------------
  1-M-1       Floater     17,902,000      [AA+/Aa1]     5.31 / 5.66        09/2008-09/2013 /            4.50%        1 Mo. LIBOR
                                                                            09/2008-09/2016
----------- ------------- ------------ ---------------- ------------ ------------------------------ --------------- --------------
  1-M-2       Floater     10,004,000      [AA/Aa2]      5.31 / 5.56        09/2008-09/2013 /            3.55%        1 Mo. LIBOR
                                                                            09/2008-08/2015
----------- ------------- ------------ ---------------- ------------ ------------------------------ --------------- --------------
  1-M-3       Floater      6,319,000      [AA-/Aa3]     5.31 / 5.46        09/2008-09/2013 /            2.95%        1 Mo. LIBOR
                                                                            09/2008-11/2014
----------- ------------- ------------ ---------------- ------------ ------------------------------ --------------- --------------
  1-M-4       Floater      4,739,000       [A+/A1]      5.31 / 5.35        09/2008-09/2013 /            2.50%        1 Mo. LIBOR
                                                                            09/2008-03/2014
----------- ------------- ------------ ---------------- ------------ ------------------------------ --------------- --------------
  1-M-5       Floater      4,212,000       [A/A2]       5.24 / 5.24        09/2008-09/2013 /            2.10%        1 Mo. LIBOR
                                                                            09/2008-09/2013
----------- ------------- ------------ ---------------- ------------ ------------------------------ --------------- --------------
  1-M-6       Floater      4,212,000       [A-/A3]      5.08 / 5.08        09/2008-01/2013 /            1.70%        1 Mo. LIBOR
                                                                            09/2008-01/2013
----------- ------------- ------------ ---------------- ------------ ------------------------------ --------------- --------------
  1-B-1       Floater      3,686,000     [BBB+/Baa1]    4.86 / 4.86        09/2008-05/2012 /            1.35%        1 Mo. LIBOR
                                                                            09/2008-05/2012
----------- ------------- ------------ ---------------- ------------ ------------------------------ --------------- --------------
  1-B-2       Floater      3,686,000     [BBB/Baa2]     4.52 / 4.52        09/2008-07/2011 /            1.00%        1 Mo. LIBOR
                                                                            09/2008-07/2011
----------- ------------- ------------ ---------------- ------------ ------------------------------ --------------- --------------
  1-B-3       Floater      5,265,000     [BBB-/Baa3]    3.65 / 3.65        09/2008-07/2010 /            0.50%        1 Mo. LIBOR
                                                                            09/2008-07/2010
----------- ------------- ------------ ---------------- ------------ ------------------------------ --------------- --------------

Notes:  (1)  Certificates are priced to the 10% optional clean-up call.
-----   (2)  Based on the pricing prepayment speed.  See details below.
        (3)  Bond sizes subject to a variance of plus or minus 10%.

Issuer:                          Morgan Stanley Mortgage Loan Trust Series 2005-5AR.

Depositor:                       Morgan Stanley Capital I Inc.

Top Contributors:                Morgan Stanley Mortgage Capital                                           50.65%
                                 MILA, Inc.                                                                12.95%
                                 Countrywide Home Loans, Inc.                                              10.31%
                                 Others (Less than 10%)                                                    26.09%

Master Servicer:                 Wells Fargo Bank, National Association

Trustee:                         Deutsche Bank National Trust Company

Managers:                        Morgan Stanley (lead manager)

Auction Administrator:           Wells Fargo Bank, National Association

Rating Agencies:                 Standard & Poor's and Moody's

Class 1-A Certificates:          The Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates

Class 1-M Certificates:          The Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5 and Class 1-M-6
                                 Certificates

-------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------
                                    Page 2

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MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

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
Class 1-B Certificates:          The Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates

Offered Certificates:            The Class 1-A-3, Class 1-M and Class 1-B Certificates

Group 1 LIBOR Certificates:      The Offered Certificates, the Class 1-A-1 Certificates and the Class 1-A-2 Certificates

Expected Closing Date:           August 31, 2005 through DTC and, upon request, Euroclear or Clearstream. The Offered
                                 Certificates will be sold with accrued interest from August 25, 2005 through August 31,
                                 2005.

Cut-off Date:                    August 1, 2005

Distribution Dates:              The 25th of each month, or if such day is not a business day, on the next business day, beginning September 26, 2005.

Final Scheduled Distribution     The Distribution Date occurring in September 2035.
Date:

Optional Clean-up Call Date:     Each Distribution Date when the current aggregate principal balance of the Group 1
                                 Mortgage Loans and any related REO Properties is less than or equal to 10% of the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date.

Optional Termination of the      Commencing with the first Optional Clean-up Call Date, the Auction Administrator shall
Trust Fund by Purchaser or       solicit bids for the purchase of the Group 1 Mortgage Loans from at least three
Auction:                         institutions that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Group 1 Mortgage Loans. If the Auction
                                 Administrator receives at least three bids for the Group 1 Mortgage Loans, any related
                                 REO Property and any other property related to Group 1 remaining in the trust fund
                                 (collectively, the "Group 1 Assets"), and one of those bids is at least equal to the
                                 Minimum Auction Price, the Auction Administrator shall sell the Group 1 Assets to the highest bidder (the "Auction Purchaser") at the price offered by the Auction Purchaser
                                 (the "Mortgage Loan Auction Price"). If the Auction Administrator receives less than three bids, or does not receive any bid that is at least equal to the Minimum Auction
                                 Price, the Auction Administrator shall, on each six-month anniversary of the initial
                                 Optional Clean-up Call Date, repeat these auction procedures until the Auction
                                 Administrator receives a bid that is at least equal to the Minimum Auction Price, at which time the Auction Administrator shall sell the Group 1 Assets to the Auction
                                 Purchaser at that Mortgage Loan Auction Price; provided, however, that the Auction
                                 Administrator shall not be required to repeat these auction procedures on any
                                 Distribution Date for any six-month anniversary of the initial Optional Clean-up Call
                                 Date unless the Auction Administrator reasonably believes that there is a reasonable likelihood of receiving a bid of at least the Minimum Auction Price.

                                 Commencing with the first Distribution Date following the first Optional Clean-up Call
                                 Date, if an auction is held but the Auction Administrator does not receive the Minimum
                                 Auction Price, then the Master Servicer will have the option, subject to the provisions of the pooling and servicing agreement, to purchase the Group1 Assets for a price equal to the sum of (a) 100% of the aggregate Stated Principal Balance of the Group 1
                                 Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related
                                 REO Property and (c) any unreimbursed servicing advances related to Group 1.


Minimum Auction Price:           For any Distribution Date on which an auction is being held, the sum of (a) 100% of the current aggregate principal balance of the Group 1 Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property in the trust fund and all other property related to Group 1in the trust fund being purchased, (c)
                                 any unreimbursed servicing advances related to Group 1 and (d) any expenses incurred by the Auction Administrator relating to the Auction process.



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 3

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MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

Due Period:                      For any Distribution Date, the calendar month preceding the month in which the
                                 Distribution Date occurs.

Interest Accrual Period:         For the Group 1 LIBOR Certificates and any Distribution Date, the one-month period commencing on the 25th day of the month prior to the month in which that Distribution
                                 Date occurs and ending on the 24th day of the month in which that Distribution Date occurs (on a 30/360 day count basis).

Group 1 Mortgage Loans:          The Trust will consist of multiple groups of collateral to be offered as securities at various times in the future. The Group 1 LIBOR Certificates herein represent interest in the "Group 1 Mortgage Loans." As of the Cut-off Date, the "Group 1 Mortgage Loans"
                                 consist of adjustable and fixed rate residential, first-lien mortgage loans with a principal balance of approximately $1.053 billion.

Pricing Prepayment Speed:        o    Fixed Rate Mortgage Loans: CPR starting at approximately 10% CPR in month 1 and increasing to 24% CPR in month 12 (14%/11 increase for each month), and remaining at
                                 24% CPR thereafter
                                 o    ARM Mortgage Loans:  25% CPR

Credit Enhancement:              The Offered Certificates are credit enhanced by:
                                 1)  Net monthly excess cashflow from the Group 1 Mortgage Loans,
                                 2)  On each Distribution, the required amount of overcollateralization will be 0.50%, based on the aggregate principal balance of the Group 1 Mortgage Loans as of the
                                     Cut-off date (funded upfront).
                                 3)  Subordination of distributions on the more subordinate classes of certificates
                                     (if applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement Percentage:   For any Distribution Date, the percentage obtained by dividing (x) the aggregate Class
                                 Principal Balance of the Group 1 subordinate certificates (together with any overcollateralization and taking into account the distributions of the Group 1
                                 Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due
                                 Period.

Step-down Date:                  The later to occur of:
                                 (x)  The earlier of:
                                      (a)  The Distribution Date occurring in September 2008; and
                                      (b)  The Distribution Date on which the aggregate balance of the Class 1-A
                                      Certificates is zero; and
                                 (y)  The first Distribution Date on which the Senior Enhancement Percentage
                                      (calculated for this purpose only after taking into account payments of principal on the Group 1 Mortgage Loans on the last day of the related Due
                                      Period but prior to principal distributions to the Offered Certificates on the applicable Distribution Date) is greater than or equal to approximately 12.40%.

Trigger Event:                   Either a Delinquency Trigger Event or a Cumulative Loss Trigger Event.

Delinquency Trigger Event:       A Delinquency Trigger Event is in effect on any Distribution Date if on that
                                 Distribution Date the 60 Day+ Rolling Average equals or exceeds 44.00% of the prior period's Senior Enhancement Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Group 1 Mortgage Loans that are 60 or more days delinquent.



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 4

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MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

Cumulative Loss Trigger Event:   A Cumulative Loss Trigger Event is in effect on any Distribution Date if the aggregate amount of Realized Losses incurred on the Group 1 Mortgage loans since the Cut-off Date through the last day of the related prepayment period divided by the aggregate Stated
                                 Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such distribution date:

                                 Months 25 - 36               0.25% for the first month, plus an additional 1/12th of 0.40%
                                                              for each month thereafter
                                 Months 37 - 48               0.65% for the first month, plus an additional 1/12th of 0.35%
                                                              for each month thereafter
                                 Months 49 - 60               1.00% for the first month, plus an additional 1/12th of 0.30%
                                                              for each month thereafter
                                 Months 61 - 72               1.30% for the first month, plus an additional 1/12th of 0.20%
                                                              for each month thereafter
                                 Months 73 - thereafter       1.50%


Initial Subordination            Class 1-A:                      6.20%
Percentage:                      Class 1-M-1:                    4.50%
                                 Class 1-M-2:                    3.55%
                                 Class 1-M-3:                    2.95%
                                 Class 1-M-4:                    2.50%
                                 Class 1-M-5:                    2.10%
                                 Class 1-M-6:                    1.70%
                                 Class 1-B-1:                    1.35%
                                 Class 1-B-2:                    1.00%
                                 Class 1-B-3:                    0.50%


Step-up Coupons:                 For all Offered Certificates the coupon will increase after the first Optional Clean-up
                                 Call Date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class 1-A Certificates and by 1.5x on all other Classes of Group 1 LIBOR
                                 Certificates after the first Optional Clean-up Call Date.

Class 1-A-3 Pass-Through Rate:   The Class 1-A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-1 Pass-Through Rate:   The Class 1-M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-2 Pass-Through Rate:   The Class 1-M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-3 Pass-Through Rate:   The Class 1-M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-4 Pass-Through Rate:   The Class 1-M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up

Class 1-M-5 Pass-Through Rate:   The Class 1-M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 5

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MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

Class 1-M-6 Pass-Through Rate:   The Class 1-M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-B-1 Pass-Through Rate:   The Class 1-B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-B-2 Pass-Through Rate:   The Class 1-B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-B-3 Pass-Through Rate:   The Class 1-B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Net Wac Cap:                     As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group 1 Mortgage Loans in effect on the beginning of the related Due Period less servicing and other fee rates.

Class 1-A-1, 1-A-2, 1-A-3,       As to any Distribution Date, the basis risk carry forward amount for each of the Class
1-M-1, 1-M-2, 1-M-3, 1-M-4,      1-A-1, Class 1-A-2, Class 1-A-3, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4,
1-M-5, Class 1-M-5, 1-M-6,       Class 1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates will equal the sum of:
1-B-1, 1-B-2 and  1-B-3          (i)   The excess, if any, of interest that would otherwise be due on such Class at such
Basis Risk Carry Forward               Class's applicable Pass-Through Rate (without regard to the Net Wac Cap) over
Amounts:                               interest due such Class at a rate equal to the Net Wac Cap;
                                 (ii)  Any Basis Risk Carry Forward Amount for such Class remaining unpaid from prior
                                       Distribution Dates; and
                                 (iii) Interest on the amount in clause (ii) at the Class's applicable Pass-Through
                                       Rate for that Distribution Date (without regard to the Net Wac Cap).

Interest Distributions on        On each Distribution Date and after payments of servicing and other expenses, interest
Offered Certificates:            distributions from the Interest Remittance Amount will be allocated as follows:
                                 (i)     To the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, prorata, Accrued
                                         Certificate Interest and any unpaid interest shortfall amounts, other than basis risk, for each related Class;
                                 (ii)    To the Class 1-M-1 Certificates, its Accrued Certificate Interest;
                                 (iii)   To the Class 1-M-2 Certificates, its Accrued Certificate Interest;
                                 (iv)    To the Class 1-M-3 Certificates, its Accrued Certificate Interest;
                                 (v)     To the Class 1-M-4 Certificates, its Accrued Certificate Interest;
                                 (vi)    To the Class 1-M-5 Certificates, its Accrued Certificate Interest;
                                 (vii)   To the Class 1-M-6 Certificates, its Accrued Certificate Interest;
                                 (viii)  To the Class 1-B-1 Certificates, its Accrued Certificate Interest;
                                 (ix)    To the Class 1-B-2 Certificates, its Accrued Certificate Interest; and
                                 (x)     To the Class 1-B-3 Certificates, its Accrued Certificate Interest.



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 6

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

Principal Distributions on       On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger
Offered Certificates:            Event is in  effect, principal distributions from the Group 1 Principal Distribution
                                 Amount will be allocated as follows:
                                 (i)     concurrently, to 1) the Class 1-A-1 and Class 1-A-2 in aggregate and 2) the
                                         Class 1-A-3 Certificates, prorata, until the aggregate Class Principal
                                         Balance thereof has been reduced to zero;
                                 (ii)    to the Class 1-M-1 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (iii)   to the Class 1-M-2 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (iv)    to the Class 1-M-3 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (v)     to the Class 1-M-4 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (vi)    to the Class 1-M-5 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (vii)   to the Class 1-M-6 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (viii)  to the Class 1-B-1 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (ix)    to the Class 1-B-2 Certificates, until the Class Principal Balance thereof has been reduced to zero; and
                                 (x)     to the Class 1-B-3 Certificates, until the Class Principal Balance thereof has been reduced to zero;

                                 On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger
                                 Event is not in effect, the principal distributions from the Group 1 Principal
                                 Distribution Amount will be allocated as follows:
                                 (i)     concurrently, to 1) the Class 1-A-1 and Class 1-A-2 in aggregate and 2) the
                                         Class 1-A-3 Certificates, prorata, the lesser of the Group 1 Principal
                                         Distribution Amount and the Class 1-A Principal Distribution Amount, until the aggregate Class Principal Balance thereof have been reduced to zero;
                                 (ii)    to the Class 1-M-1 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-M-1 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                                 (iii)   to the Class 1-M-2 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-M-2 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                                 (iv)    to the Class 1-M-3 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-M-3 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                                 (v)     to the Class 1-M-4 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-M-4 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                                 (vi)    to the Class 1-M-5 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-M-5 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                                 (vii)   to the Class 1-M-6 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-M-6 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                                 (viii)  to the Class 1-B-1 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-B-1 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 7

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

Principal Distributions on       (ix)    to the Class 1-B-2 Certificates, the lesser of the remaining Group 1 Principal
Offered Certificates                     Distribution Amount and the Class 1-B-2 Principal Distribution Amount, until
(continued):                             the Class  Principal Balance thereof has been reduced to zero; and

                                 (x)     to the Class 1-B-3 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-B-3 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero.


Class 1-A Interest Rate Cap:     Beginning on the first Distribution Date, and for a period of 96 months thereafter, an
                                 Interest Rate Cap will be entered into by the Trust for the benefit of the Class 1-A
                                 Certificates.

                                 For its duration, the Class 1-A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling)
                                 over the cap strike (on a 30/360 day count basis) and (ii) the Class 1-A Interest Rate
                                 Cap Notional Balance ("the Class 1-A Interest Rate Cap Payment") as described on the schedule herein (iii) 100.

Class 1-A Interest Rate Cap      The Class 1-A Interest Rate Cap Payment shall be available to pay any Basis Risk Carry
Payment Allocation:              Forward Amount due to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates,
                                 prorata, based upon Class Principal Balance.

Class 1-M-Senior Interest Rate   Beginning on the first Distribution Date, and for a period of 96 months thereafter, an
Interest Cap:                    Rate Cap will be entered into by the Trust for the benefit of the Class 1-M-1, 1-M-2 and 1-M-3 Certificates.

                                 For its duration, the Class 1-M-Senior Interest Rate Cap pays the Trust the product of
                                 (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis) and (ii) the Class
                                 1-M-Senior Interest Rate Cap Notional Balance ("the Class 1-M-Senior Interest Rate Cap
                                 Payment") as described on the schedule herein (iii) 100.

Class 1-M-Senior Interest Rate   The Class 1-M-Senior Interest Rate Cap Payment shall be available to pay any Basis Risk
Cap Payment Allocation:          Carry  Forward Amount due to the Class 1-M-1, Class 1-M-2 and Class 1-M-3 Certificates,
                                 prorata, based upon Class Principal Balance.

Class 1-M-Junior Interest Rate   Beginning on the first Distribution Date, and for a period of 96 months thereafter, an
Interest Cap:                    Rate Cap will be entered into by the Trust for the benefit of the Class 1-M-4, Class
                                 1-M-5 and Class 1-M-6 Certificates.

                                 For its duration, the Class 1-M-Junior Interest Rate Cap pays the Trust the product of
                                 (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis) and (ii) the Class
                                 1-M-Junior Interest Rate Cap Notional Balance ("the Class 1-M-Junior Interest Rate Cap
                                 Payment") as described on the schedule herein (iii) 100.

Class 1-M-Junior Interest Rate   The Class 1-M-Junior Interest Rate Cap Payment shall be available to pay any Basis Risk
Cap Payment Allocation:          Carry Forward Amount due to the Class 1-M-4, Class 1-M-5 and Class 1-M-6 Certificates,
                                 prorata, based on Class Principal Balance.

Class 1-B Interest Rate Cap:     Beginning on the first Distribution Date, and for a period of 80 months thereafter, an
                                 Interest Rate Cap will be entered into by the Trust for the benefit of the Class 1-B-1,
                                 Class 1-B-2 and Class 1-B-3 Certificates.

                                 For its duration, the Class 1-B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling)
                                 over the cap strike (on a 30/360 day count basis) and (ii) the Class 1-B Interest Rate
                                 Cap Notional Balance ("the Class 1-B Interest Rate Cap Payment") as described on the schedule herein (iii) 100.



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 8

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

Class 1-B Interest Rate Cap      The Class 1-B Interest Rate Cap Payment shall be available to pay any Basis Risk Carry
Payment Allocation:              Forward Amount due to the Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates,
                                 prorata, based on Class Principal Balance.

Allocation of Net Monthly        For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:
Excess Cashflow:                 (i)      to pay the holders of the Group 1 LIBOR Certificates in respect of principal
                                          (in the order of priority as described above under "Principal Distributions on the Offered Certificates"), until the target overcollateralization amount has been achieved:
                                 (ii)     to the Class 1-M-1 Certificates, the unpaid interest shortfall amount;
                                 (iii)    to the Class 1-M-1 Certificates, the allocated unreimbursed realized loss amount;
                                 (iv)     to the Class 1-M-2 Certificates, the unpaid interest shortfall amount;
                                 (v)      to the Class 1-M-2 Certificates, the allocated unreimbursed realized loss amount;
                                 (vi)     to the Class 1-M-3 Certificates, the unpaid interest shortfall amount;
                                 (vii)    to the Class 1-M-3 Certificates, the allocated unreimbursed realized loss amount;
                                 (viii)   to the Class 1-M-4 Certificates, the unpaid interest shortfall amount;
                                 (ix)     to the Class 1-M-4 Certificates, the allocated unreimbursed realized loss amount;
                                 (x)      to the Class 1-M-5 Certificates, the unpaid interest shortfall amount;
                                 (xi)     to the Class 1-M-5 Certificates, the allocated unreimbursed realized loss amount;
                                 (xii)    to the Class 1-M-6 Certificates, the unpaid interest shortfall amount;
                                 (xiii)   to the Class 1-M-6 Certificates, the allocated unreimbursed realized loss amount;
                                 (xiv)    to the Class 1-B-1 Certificates, the unpaid interest shortfall amount;
                                 (xv)     to the Class 1-B-1 Certificates, the allocated unreimbursed realized loss amount;
                                 (xvi)    to the Class 1-B-2 Certificates, the unpaid interest shortfall amount;
                                 (xvii)   to the Class 1-B-2 Certificates, the allocated unreimbursed realized loss amount;
                                 (xviii)  to the Class 1-B-3 Certificates, the unpaid interest shortfall amount;
                                 (xix)    to the Class 1-B-3 Certificates, the allocated unreimbursed realized loss amount;
                                 (xx)     concurrently, any Class 1-A Basis Risk Carry Forward Amount to the Class
                                          1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, prorata; and
                                 (xxi)    sequentially, to Classes 1-M-1, 1-M-2, 1-M-3, 1-M-4, 1-M-5, 1-M-6, 1-B-1,
                                          1-B-2 and 1-B-3 Certificates, in such order, in each case an amount up to the amount of the Basis Risk Carry Forward Amount for such Class.


Interest Remittance Amount:      For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Group 1 Mortgage Loans.

Accrued Certificate Interest:    For any Distribution Date and each Class of the Group 1 LIBOR Certificates, equals the amount of interest accrued during the related interest accrual period at the related
                                 Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers' Civil Relief Act or similar state law allocated to such Class.

Group 1 Principal Distribution   On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and
Amount:                          (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution     On any Distribution Date, the excess of (i) the aggregate principal remittance amount
Amount:                          over (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess Cashflow:     For any Distribution Date is the amount of funds available from the Group 1 Mortgage
                                 Loans for distribution on such Distribution Date remaining after making all distributions of interest and principal on the Group 1 LIBOR Certificates.

Extra Principal Distribution     For any Distribution Date and the Group 1 LIBOR Certificates the lesser of (i) the
Amount:                          excess of (x) interest collected or advanced with respect to the Group 1 Mortgage Loans with due dates in the related Due Period (less servicing and other fees and expenses), over (y) the sum of interest payable on the Group 1 LIBOR Certificates on such
                                 Distribution Date and (ii) the Overcollateralization Deficiency Amount for such
                                 Distribution Date.



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 9

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

Overcollateralization            The excess of the (i) target overcollateralization amount and (ii) the current
Deficiency Amount:               overcollateralization amount for such Distribution Date.

Excess Subordinated Amount:      For any Distribution Date, means the excess, if any of (i) the overcollateralization amount and (ii) the target overcollateralization amount for such Distribution Date.

Class 1-A Principal              For any Distribution Date, an amount equal to the excess of (x) the aggregate Class
Distribution Amount:             Balance of the Class 1-A Certificates immediately prior to such Distribution Date over
                                 (y) the lesser of (A) the product of (i) approximately 87.60% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due
                                 Period and (B) the excess, if any, of the aggregate principal balance of the Group 1
                                 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.

Class 1-M-1 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
Distribution Amount:             aggregate Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution
                                 Date) and (ii) the Class Principal Balance of the Class 1-M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
                                 approximately 91.00% and (ii) the aggregate principal balance of the Group 1 Mortgage
                                 Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.

Class 1-M-2 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
Distribution Amount:             aggregate Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution
                                 Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution Amount on such
                                 Distribution Date) and (iii) the Class Principal Balance of the Class 1-M-2
                                 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.90% and (ii) the aggregate principal balance of the
                                 Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.

Class 1-M-3 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
Distribution Amount:             aggregate Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution
                                 Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution Amount on such
                                 Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2 Certificates
                                 (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Class Principal Balance of the Class 1-M-3
                                 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.10% and (ii) the aggregate principal balance of the
                                 Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 10

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

Class 1-M-4 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
Distribution Amount:             aggregate Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution
                                 Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution Amount on such
                                 Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2 Certificates
                                 (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Principal Balance of the Class 1-M-3
                                 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                                 Distribution Amount on such Distribution Date) and (v) the Class Principal Balance of
                                 the Class 1-M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.00% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and
                                 (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage
                                 Loans as of the last day of the related Due Period over $5,265,329.15.

Class 1-M-5 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
Distribution Amount:             aggregate Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution
                                 Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution Amount on such
                                 Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2 Certificates
                                 (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3
                                 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                                 Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the
                                 Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                                 Principal Distribution Amount on such Distribution Date) and (vi) the Class Principal
                                 Balance of the Class 1-M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.80% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over
                                 $5,265,329.15.

Class 1-M-6 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
Distribution Amount:             aggregate Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution
                                 Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution Amount on such
                                 Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2 Certificates
                                 (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3
                                 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                                 Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the
                                 Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                                 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal
                                 Balance of the Class 1-M-5 Certificates (after taking into account the payment of the
                                 Class 1-M-5 Principal Distribution Amount on such Distribution Date), and (vii) the
                                 Class Principal Balance of the Class 1-M-6 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.60%
                                 and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over
                                 $5,265,329.15.



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 11

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

Class 1-B-1 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
Distribution Amount:             aggregate Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution
                                 Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution Amount on such
                                 Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2 Certificates
                                 (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3
                                 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                                 Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the
                                 Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                                 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal
                                 Balance of the Class 1-M-5 Certificates (after taking into account the payment of the
                                 Class 1-M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class
                                 Principal Balance of the Class 1-M-6 Certificates (after taking into account the payment of the Class 1-M-6 Principal Distribution Amount on such Distribution Date) and
                                 (viii) the Class Principal Balance of the Class 1-B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                 97.30% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due
                                 Period over $5,265,329.15.

Class 1-B-2 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
Distribution Amount:             aggregate Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution
                                 Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution Amount on such
                                 Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2 Certificates
                                 (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3
                                 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                                 Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the
                                 Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                                 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal
                                 Balance of the Class 1-M-5 Certificates (after taking into account the payment of the
                                 Class 1-M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class
                                 Principal Balance of the Class 1-M-6 Certificates (after taking into account the payment of the Class 1-M-6 Principal Distribution Amount on such Distribution Date),
                                 (viii) the Class Principal Balance of the Class 1-B-1 Certificates (after taking into account the payment of the Class 1-B-1 Principal Distribution Amount on such
                                 Distribution Date) and (ix) the Class Principal Balance of the Class 1-B-2 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                 (i) approximately 98.00% and (ii) the aggregate principal balance of the Group 1
                                 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 12

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

Class 1-B-3 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
Distribution Amount:             aggregate Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution
                                 Date), (ii) the Class Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution Amount on such
                                 Distribution Date), (iii) the Class Principal Balance of the Class 1-M-2 Certificates
                                 (after taking into account the payment of the Class 1-M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3
                                 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                                 Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the
                                 Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                                 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal
                                 Balance of the Class 1-M-5 Certificates (after taking into account the payment of the
                                 Class 1-M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class
                                 Principal Balance of the Class 1-M-6 Certificates (after taking into account the payment of the Class 1-M-6 Principal Distribution Amount on such Distribution Date),
                                 (viii) the Class Principal Balance of the Class 1-B-1 Certificates (after taking into account the payment of the Class 1-B-1 Principal Distribution Amount on such
                                 Distribution Date), (ix) the Class Principal Balance of the Class 1-B-2 Certificates
                                 (after taking into account the payment of the Class 1-B-2 Principal Distribution Amount on such Distribution Date) and (x) the Class Principal Balance of the Class 1-B-3
                                 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 99.00% and (ii) the aggregate principal balance of the
                                 Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.

Trust Tax Status:                REMIC.

ERISA Eligibility:               Subject to the considerations in the Prospectus, all Offered Certificates are ERISA
                                 eligible.

SMMEA Eligibility:               It is anticipated that the Class 1-A and Class 1-M-1 Certificates will be SMMEA eligible.

Prospectus:                      The Class 1-A, Class 1-M and Class 1-B Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                                 Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT
                                 SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 13

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------


                                                 Weighted Average Life Sensitivity
                                                              To CALL
----------------------------------------------------------------------------------------------------------------------------------
        PPC (%)                       25            50           75            100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
 1-A-3  WAL (yrs)                    10.33         6.13         4.15          3.07          2.38          1.91          1.55
        First Payment Date         9/25/2005    9/25/2005     9/25/2005     9/25/2005     9/25/2005     9/25/2005     9/25/2005
        Expected Final Maturity   10/25/2028    3/25/2021     6/25/2016     9/25/2013    11/25/2011     9/25/2010    10/25/2009
        Window                      1 - 278      1 - 187       1 - 130       1 - 97        1 - 75        1 - 61        1 - 50
----------------------------------------------------------------------------------------------------------------------------------
 1-M-1  WAL                          17.04        10.48         7.13          5.31          4.33          3.83          3.60
        First Payment Date         5/25/2015    10/25/2010    1/25/2009     9/25/2008    10/25/2008    11/25/2008    12/25/2008
        Expected Final Maturity   10/25/2028    3/25/2021     6/25/2016     9/25/2013    11/25/2011     9/25/2010    10/25/2009
        Window                     117 - 278     62 - 187     41 - 130       37 - 97       38 - 75       39 - 61       40 - 50
----------------------------------------------------------------------------------------------------------------------------------
 1-M-2  WAL                          17.04        10.48         7.13          5.31          4.32          3.80          3.52
        First Payment Date         5/25/2015    10/25/2010    1/25/2009     9/25/2008    10/25/2008    10/25/2008    11/25/2008
        Expected Final Maturity   10/25/2028    3/25/2021     6/25/2016     9/25/2013    11/25/2011     9/25/2010    10/25/2009
        Window                     117 - 278     62 - 187     41 - 130       37 - 97       38 - 75       38 - 61       39 - 50
----------------------------------------------------------------------------------------------------------------------------------
 1-M-3  WAL                          17.04        10.48         7.13          5.31          4.32          3.76          3.48
        First Payment Date         5/25/2015    10/25/2010    1/25/2009     9/25/2008    10/25/2008    10/25/2008    11/25/2008
        Expected Final Maturity   10/25/2028    3/25/2021     6/25/2016     9/25/2013    11/25/2011     9/25/2010    10/25/2009
        Window                     117 - 278     62 - 187     41 - 130       37 - 97       38 - 75       38 - 61       39 - 50
----------------------------------------------------------------------------------------------------------------------------------
 1-M-4  WAL                          17.04        10.48         7.13          5.31          4.29          3.76          3.46
        First Payment Date         5/25/2015    10/25/2010    1/25/2009     9/25/2008     9/25/2008    10/25/2008    10/25/2008
        Expected Final Maturity   10/25/2028    3/25/2021     6/25/2016     9/25/2013    11/25/2011     9/25/2010    10/25/2009
        Window                     117 - 278     62 - 187     41 - 130       37 - 97       37 - 75       38 - 61       38 - 50
----------------------------------------------------------------------------------------------------------------------------------
 1-M-5  WAL                          16.94        10.37         7.05          5.24          4.25          3.72          3.39
        First Payment Date         5/25/2015    10/25/2010    1/25/2009     9/25/2008     9/25/2008    10/25/2008    10/25/2008
        Expected Final Maturity   10/25/2028    3/25/2021     6/25/2016     9/25/2013    11/25/2011     9/25/2010    10/25/2009
        Window                     117 - 278     62 - 187     41 - 130       37 - 97       37 - 75       38 - 61       38 - 50
----------------------------------------------------------------------------------------------------------------------------------
 1-M-6  WAL                          16.67        10.10         6.85          5.08          4.12          3.60          3.31
        First Payment Date         5/25/2015    10/25/2010    1/25/2009     9/25/2008     9/25/2008     9/25/2008    10/25/2008
        Expected Final Maturity   11/25/2027    2/25/2020     9/25/2015     1/25/2013     6/25/2011     4/25/2010     6/25/2009
        Window                     117 - 267     62 - 174     41 - 121       37 - 89       37 - 70       37 - 56       38 - 46
----------------------------------------------------------------------------------------------------------------------------------
 1-B-1  WAL                          16.22         9.71         6.55          4.86          3.95          3.43          3.19
        First Payment Date         5/25/2015    10/25/2010    1/25/2009     9/25/2008     9/25/2008     9/25/2008     9/25/2008
        Expected Final Maturity    7/25/2026    11/25/2018   10/25/2014     5/25/2012    11/25/2010    11/25/2009     2/25/2009
        Window                     117 - 251     62 - 159     41 - 110       37 - 81       37 - 63       37 - 51       37 - 42
----------------------------------------------------------------------------------------------------------------------------------
 1-B-2  WAL                          15.45         9.09         6.08          4.52          3.68          3.22          3.07
        First Payment Date         5/25/2015    10/25/2010    1/25/2009     9/25/2008     9/25/2008     9/25/2008     9/25/2008
        Expected Final Maturity   11/25/2024    7/25/2017     9/25/2013     7/25/2011     3/25/2010     5/25/2009     9/25/2008
        Window                     117 - 231     62 - 143      41 - 97       37 - 71       37 - 55       37 - 45       37 - 37
----------------------------------------------------------------------------------------------------------------------------------
 1-B-3  WAL                          12.97         7.30         4.85          3.65          3.18          3.07          3.07
        First Payment Date         5/25/2015    10/25/2010    1/25/2009     9/25/2008     9/25/2008     9/25/2008     9/25/2008
        Expected Final Maturity    5/25/2022    8/25/2015     4/25/2012     7/25/2010     6/25/2009     9/25/2008     9/25/2008
        Window                     117 - 201     62 - 120      41 - 80       37 - 59       37 - 46       37 - 37       37 - 37
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------
                                    Page 14

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

                                                 Weighted Average Life Sensitivity
                                                            To MATURITY
------------------------------------------------------------------------------------------------------------------------------------
        PPC (%)                        25            50            75            100           125           150           175
------------------------------------------------------------------------------------------------------------------------------------
 1-A-3  WAL (yrs)                     10.61         6.53          4.49          3.33          2.59          2.08          1.70
        First Payment Date          9/25/2005     9/25/2005     9/25/2005     9/25/2005     9/25/2005     9/25/2005     9/25/2005
        Expected Final Maturity    12/25/2034    12/25/2032     1/25/2028     3/25/2023     8/25/2019    12/25/2016     1/25/2015
        Window                       1 - 352       1 - 328       1 - 269       1 - 211       1 - 168       1 - 136       1 - 113
------------------------------------------------------------------------------------------------------------------------------------
 1-M-1  WAL                           17.49         11.04         7.58          5.66          4.62          4.05          3.78
        First Payment Date          5/25/2015    10/25/2010     1/25/2009     9/25/2008    10/25/2008    11/25/2008    12/25/2008
        Expected Final Maturity     5/25/2032    12/25/2025     4/25/2020     9/25/2016     4/25/2014     8/25/2012     5/25/2011
        Window                      117 - 321     62 - 244      41 - 176      37 - 133      38 - 104       39 - 84       40 - 69
------------------------------------------------------------------------------------------------------------------------------------
 1-M-2  WAL                           17.39         10.89         7.45          5.56          4.52          3.96          3.65
        First Payment Date          5/25/2015    10/25/2010     1/25/2009     9/25/2008    10/25/2008    10/25/2008    11/25/2008
        Expected Final Maturity     5/25/2031     5/25/2024    12/25/2018     8/25/2015     6/25/2013    12/25/2011    10/25/2010
        Window                      117 - 309     62 - 225      41 - 160      37 - 120       38 - 94       38 - 76       39 - 62
------------------------------------------------------------------------------------------------------------------------------------
 1-M-3  WAL                           17.26         10.73         7.32          5.46          4.44          3.85          3.55
        First Payment Date          5/25/2015    10/25/2010     1/25/2009     9/25/2008    10/25/2008    10/25/2008    11/25/2008
        Expected Final Maturity     6/25/2030     2/25/2023    12/25/2017    11/25/2014    10/25/2012     5/25/2011     5/25/2010
        Window                      117 - 298     62 - 210      41 - 148      37 - 111       38 - 86       38 - 69       39 - 57
------------------------------------------------------------------------------------------------------------------------------------
 1-M-4  WAL                           17.12         10.56         7.20          5.35          4.34          3.79          3.49
        First Payment Date          5/25/2015    10/25/2010     1/25/2009     9/25/2008     9/25/2008    10/25/2008    10/25/2008
        Expected Final Maturity     8/25/2029     2/25/2022     3/25/2017     3/25/2014     4/25/2012     1/25/2011     1/25/2010
        Window                      117 - 288     62 - 198      41 - 139      37 - 103       37 - 80       38 - 65       38 - 53
------------------------------------------------------------------------------------------------------------------------------------
 1-M-5  WAL                           16.94         10.37         7.05          5.24          4.25          3.72          3.39
        First Payment Date          5/25/2015    10/25/2010     1/25/2009     9/25/2008     9/25/2008    10/25/2008    10/25/2008
        Expected Final Maturity    10/25/2028     3/25/2021     6/25/2016     9/25/2013    11/25/2011     9/25/2010    10/25/2009
        Window                      117 - 278     62 - 187      41 - 130       37 - 97       37 - 75       38 - 61       38 - 50
------------------------------------------------------------------------------------------------------------------------------------
 1-M-6  WAL                           16.67         10.10         6.85          5.08          4.12          3.60          3.31
        First Payment Date          5/25/2015    10/25/2010     1/25/2009     9/25/2008     9/25/2008     9/25/2008    10/25/2008
        Expected Final Maturity    11/25/2027     2/25/2020     9/25/2015     1/25/2013     6/25/2011     4/25/2010     6/25/2009
        Window                      117 - 267     62 - 174      41 - 121       37 - 89       37 - 70       37 - 56       38 - 46
------------------------------------------------------------------------------------------------------------------------------------
 1-B-1  WAL                           16.22         9.71          6.55          4.86          3.95          3.43          3.19
        First Payment Date          5/25/2015    10/25/2010     1/25/2009     9/25/2008     9/25/2008     9/25/2008     9/25/2008
        Expected Final Maturity     7/25/2026    11/25/2018    10/25/2014     5/25/2012    11/25/2010    11/25/2009     2/25/2009
        Window                      117 - 251     62 - 159      41 - 110       37 - 81       37 - 63       37 - 51       37 - 42
------------------------------------------------------------------------------------------------------------------------------------
 1-B-2  WAL                           15.45         9.09          6.08          4.52          3.68          3.22          3.07
        First Payment Date          5/25/2015    10/25/2010     1/25/2009     9/25/2008     9/25/2008     9/25/2008     9/25/2008
        Expected Final Maturity    11/25/2024     7/25/2017     9/25/2013     7/25/2011     3/25/2010     5/25/2009     9/25/2008
        Window                      117 - 231     62 - 143       41 - 97       37 - 71       37 - 55       37 - 45       37 - 37
------------------------------------------------------------------------------------------------------------------------------------
 1-B-3  WAL                           12.97         7.30          4.85          3.65          3.18          3.07          3.07
        First Payment Date          5/25/2015    10/25/2010     1/25/2009     9/25/2008     9/25/2008     9/25/2008     9/25/2008
        Expected Final Maturity     5/25/2022     8/25/2015     4/25/2012     7/25/2010     6/25/2009     9/25/2008     9/25/2008
        Window                      117 - 201     62 - 120       41 - 80       37 - 59       37 - 46       37 - 37       37 - 37
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

-------------------------------------------------------------------------------
                                    Page 15

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

                                                          CPR Sensitivity
                                                              To CALL
---------------------------------------------------------------------------------------------------------------------------------
         CPR (%)                        5            10            15           20            25           30            35
---------------------------------------------------------------------------------------------------------------------------------
 1-A-3   WAL (yrs)                    11.54         7.28          5.05         3.77          2.95         2.39          1.98
         First Payment Date         9/25/2005     9/25/2005    9/25/2005     9/25/2005    9/25/2005     9/25/2005    9/25/2005
         Expected Final Maturity    3/25/2030     9/25/2023    9/25/2018     8/25/2015    6/25/2013     1/25/2012    12/25/2010
         Window                      1 - 295       1 - 217      1 - 157       1 - 120       1 - 94       1 - 77        1 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-M-1   WAL                          18.71         12.40         8.68         6.51          5.17         4.40          3.93
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008    10/25/2008    11/25/2008
         Expected Final Maturity    3/25/2030     9/25/2023    9/25/2018     8/25/2015    6/25/2013     1/25/2012    12/25/2010
         Window                     135 - 295     75 - 217      50 - 157     37 - 120      37 - 94       38 - 77      39 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-M-2   WAL                          18.71         12.40         8.68         6.51          5.16         4.38          3.90
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008    10/25/2008    10/25/2008
         Expected Final Maturity    3/25/2030     9/25/2023    9/25/2018     8/25/2015    6/25/2013     1/25/2012    12/25/2010
         Window                     135 - 295     75 - 217      50 - 157     37 - 120      37 - 94       38 - 77      38 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-M-3   WAL                          18.71         12.40         8.68         6.51          5.16         4.38          3.87
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008    10/25/2008    10/25/2008
         Expected Final Maturity    3/25/2030     9/25/2023    9/25/2018     8/25/2015    6/25/2013     1/25/2012    12/25/2010
         Window                     135 - 295     75 - 217      50 - 157     37 - 120      37 - 94       38 - 77      38 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-M-4   WAL                          18.71         12.40         8.68         6.51          5.16         4.36          3.87
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008     9/25/2008    10/25/2008
         Expected Final Maturity    3/25/2030     9/25/2023    9/25/2018     8/25/2015    6/25/2013     1/25/2012    12/25/2010
         Window                     135 - 295     75 - 217      50 - 157     37 - 120      37 - 94       37 - 77      38 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-M-5   WAL                          18.63         12.29         8.60         6.44          5.11         4.30          3.82
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008     9/25/2008    10/25/2008
         Expected Final Maturity    3/25/2030     9/25/2023    9/25/2018     8/25/2015    6/25/2013     1/25/2012    12/25/2010
         Window                     135 - 295     75 - 217      50 - 157     37 - 120      37 - 94       37 - 77      38 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-M-6   WAL                          18.38         11.99         8.36         6.24          4.95         4.17          3.69
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008     9/25/2008    9/25/2008
         Expected Final Maturity    5/25/2029     8/25/2022    11/25/2017   11/25/2014    11/25/2012    7/25/2011    7/25/2010
         Window                     135 - 285     75 - 204      50 - 147     37 - 111      37 - 87       37 - 71      37 - 59
---------------------------------------------------------------------------------------------------------------------------------
 1-B-1   WAL                          17.98         11.55         8.02         5.96          4.73         3.99          3.53
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008     9/25/2008    9/25/2008
         Expected Final Maturity    3/25/2028     3/25/2021    9/25/2016    12/25/2013    3/25/2012    12/25/2010    1/25/2010
         Window                     135 - 271     75 - 187      50 - 133     37 - 100      37 - 79       37 - 64      37 - 53
---------------------------------------------------------------------------------------------------------------------------------
 1-B-2   WAL                          17.24         10.86         7.47         5.54          4.40         3.72          3.30
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008     9/25/2008    9/25/2008
         Expected Final Maturity    8/25/2026     8/25/2019    7/25/2015    12/25/2012    5/25/2011     4/25/2010    7/25/2009
         Window                     135 - 252     75 - 168      50 - 119      37 - 88      37 - 69       37 - 56      37 - 47
---------------------------------------------------------------------------------------------------------------------------------
 1-B-3   WAL                          14.69         8.82          5.94         4.40          3.56         3.19          3.07
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008     9/25/2008    9/25/2008
         Expected Final Maturity    4/25/2024     7/25/2017    10/25/2013    9/25/2011    5/25/2010     6/25/2009    11/25/2008
         Window                     135 - 224     75 - 143      50 - 98       37 - 73      37 - 57       37 - 46      37 - 39
---------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------
                                    Page 16

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

                                                          CPR Sensitivity
                                                            To MATURITY
---------------------------------------------------------------------------------------------------------------------------------
         CPR (%)                        5            10            15           20            25           30            35
---------------------------------------------------------------------------------------------------------------------------------
 1-A-3   WAL (yrs)                    11.77         7.67          5.43         4.09          3.22         2.61          2.16
         First Payment Date         9/25/2005     9/25/2005    9/25/2005     9/25/2005    9/25/2005     9/25/2005    9/25/2005
         Expected Final Maturity    2/25/2035     1/25/2034    1/25/2031     9/25/2026    11/25/2022   11/25/2019    8/25/2017
         Window                      1 - 354       1 - 341      1 - 305       1 - 253      1 - 207       1 - 171      1 - 144
---------------------------------------------------------------------------------------------------------------------------------
 1-M-1   WAL                          19.09         12.99         9.21         6.93          5.53         4.68          4.17
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008    10/25/2008    11/25/2008
         Expected Final Maturity    2/25/2033     7/25/2028    2/25/2023     3/25/2019    6/25/2016     6/25/2014    12/25/2012
         Window                     135 - 330     75 - 275      50 - 210     37 - 163      37 - 130     38 - 106      39 - 88
---------------------------------------------------------------------------------------------------------------------------------
 1-M-2   WAL                          19.00         12.83         9.06         6.81          5.42         4.58          4.07
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008    10/25/2008    10/25/2008
         Expected Final Maturity    5/25/2032     1/25/2027    8/25/2021    12/25/2017    6/25/2015     8/25/2013    4/25/2012
         Window                     135 - 321     75 - 257      50 - 192     37 - 148      37 - 118      38 - 96      38 - 80
---------------------------------------------------------------------------------------------------------------------------------
 1-M-3   WAL                          18.90         12.67         8.92         6.69          5.32         4.50          3.97
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008    10/25/2008    10/25/2008
         Expected Final Maturity    8/25/2031    10/25/2025    6/25/2020     1/25/2017    8/25/2014    12/25/2012    9/25/2011
         Window                     135 - 312     75 - 242      50 - 178     37 - 137      37 - 108      38 - 88      38 - 73
---------------------------------------------------------------------------------------------------------------------------------
 1-M-4   WAL                          18.78         12.50         8.77         6.57          5.22         4.39          3.90
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008     9/25/2008    10/25/2008
         Expected Final Maturity    12/25/2030    9/25/2024    7/25/2019     4/25/2016    1/25/2014     6/25/2012    4/25/2011
         Window                     135 - 304     75 - 229      50 - 167     37 - 128      37 - 101      37 - 82      38 - 68
---------------------------------------------------------------------------------------------------------------------------------
 1-M-5   WAL                          18.63         12.29         8.60         6.44          5.11         4.30          3.82
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008     9/25/2008    10/25/2008
         Expected Final Maturity    3/25/2030     9/25/2023    9/25/2018     8/25/2015    6/25/2013     1/25/2012    12/25/2010
         Window                     135 - 295     75 - 217      50 - 157     37 - 120      37 - 94       37 - 77      38 - 64
---------------------------------------------------------------------------------------------------------------------------------
 1-M-6   WAL                          18.38         11.99         8.36         6.24          4.95         4.17          3.69
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008     9/25/2008    9/25/2008
         Expected Final Maturity    5/25/2029     8/25/2022    11/25/2017   11/25/2014    11/25/2012    7/25/2011    7/25/2010
         Window                     135 - 285     75 - 204      50 - 147     37 - 111      37 - 87       37 - 71      37 - 59
---------------------------------------------------------------------------------------------------------------------------------
 1-B-1   WAL                          17.98         11.55         8.02         5.96          4.73         3.99          3.53
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008     9/25/2008    9/25/2008
         Expected Final Maturity    3/25/2028     3/25/2021    9/25/2016    12/25/2013    3/25/2012    12/25/2010    1/25/2010
         Window                     135 - 271     75 - 187      50 - 133     37 - 100      37 - 79       37 - 64      37 - 53
---------------------------------------------------------------------------------------------------------------------------------
 1-B-2   WAL                          17.24         10.86         7.47         5.54          4.40         3.72          3.30
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008     9/25/2008    9/25/2008
         Expected Final Maturity    8/25/2026     8/25/2019    7/25/2015    12/25/2012    5/25/2011     4/25/2010    7/25/2009
         Window                     135 - 252     75 - 168      50 - 119      37 - 88      37 - 69       37 - 56      37 - 47
---------------------------------------------------------------------------------------------------------------------------------
 1-B-3   WAL                          14.69         8.82          5.94         4.40          3.56         3.19          3.07
         First Payment Date         11/25/2016   11/25/2011    10/25/2009    9/25/2008    9/25/2008     9/25/2008    9/25/2008
         Expected Final Maturity    4/25/2024     7/25/2017    10/25/2013    9/25/2011    5/25/2010     6/25/2009    11/25/2008
         Window                     135 - 224     75 - 143      50 - 98       37 - 73      37 - 57       37 - 46      37 - 39
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 17

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

   Period     1-A-3 Cap   1-M-1 Cap   1-M-2 Cap   1-M-3 Cap   1-M-4 Cap   1-M-5 Cap   1-M-6 Cap   1-B-1 Cap   1-B-2 Cap   1-B-3 Cap
                  (%)        (%)         (%)         (%)         (%)         (%)         (%)         (%)         (%)          (%)
-----------   ----------  ----------  ----------  ----------  ----------  ---------   ----------  ----------  ----------  ---------
                30/360      30/360      30/360      30/360      30/360      30/360      30/360      30/360      30/360      30/360
      0              -                                                           -           -           -           -           -
      1           3.90        4.13        4.15        4.18        4.26        4.31        4.38        4.83        4.93        5.43
      2           8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50
      3           8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50
      4           8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50
      5           8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50
      6           8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50
      7           8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50
      8           8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50
      9           8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50
     10           8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50
     11           8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50
     12           8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50        8.50
     13           9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50
     14           9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50
     15           9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50
     16           9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50
     17           9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50
     18           9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50
     19           9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50
     20           9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50
     21           9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50
     22           9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50
     23           9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50
     24           9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50        9.50
     25          10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50
     26          10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50
     27          10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50
     28          10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50
     29          10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50
     30          10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50
     31          10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50
     32          10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50
     33          10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50
     34          10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50
     35          10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50
     36          10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50       10.50
     37          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     38          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     39          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     40          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     41          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     42          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     43          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     44          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     45          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to call assuming 100% PPC, no losses and all indices are 20%, beginning in period 2.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

   Period     1-A-3 Cap   1-M-1 Cap   1-M-2 Cap   1-M-3 Cap   1-M-4 Cap   1-M-5 Cap   1-M-6 Cap   1-B-1 Cap   1-B-2 Cap   1-B-3 Cap
                  (%)        (%)         (%)         (%)         (%)         (%)         (%)         (%)         (%)          (%)
-----------   ----------  ----------  ----------  ----------  ----------  ---------   ----------  ----------  ----------  ---------
                30/360      30/360      30/360      30/360      30/360      30/360      30/360      30/360      30/360      30/360
     46          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     47          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     48          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     49          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     50          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     51          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     52          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     53          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     54          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     55          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     56          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     57          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     58          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     59          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50
     60          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -
     61          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -
     62          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -
     63          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -
     64          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -
     65          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -
     66          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -
     67          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -
     68          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -
     69          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -
     70          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -
     71          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -
     72          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -
     73          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -
     74          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -
     75          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -
     76          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -
     77          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -
     78          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -
     79          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -
     80          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -
     81          11.50       11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -
     82          11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -           -
     83          11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -           -
     84          11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -           -
     85          11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -           -
     86          11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -           -
     87          11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -           -
     88          11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -           -
     89          11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -           -
     90          11.50       11.50       11.50       11.50       11.50       11.50       11.50           -           -           -
     91          11.50       11.50       11.50       11.50       11.50       11.50           -           -           -           -
     92          11.50       11.50       11.50       11.50       11.50       11.50           -           -           -           -
     93          11.50       11.50       11.50       11.50       11.50       11.50           -           -           -           -


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
(2) Run to call assuming 100% PPC, no losses and all indices are 20%, beginning in period 2.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 19

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

   Period     1-A-3 Cap   1-M-1 Cap   1-M-2 Cap   1-M-3 Cap   1-M-4 Cap   1-M-5 Cap   1-M-6 Cap   1-B-1 Cap   1-B-2 Cap   1-B-3 Cap
                  (%)        (%)         (%)         (%)         (%)         (%)         (%)         (%)         (%)          (%)
-----------   ----------  ----------  ----------  ----------  ----------  ---------   ----------  ----------  ----------  ---------
                30/360      30/360      30/360      30/360      30/360      30/360      30/360      30/360      30/360      30/360
     94          11.50       11.50       11.50       11.50       11.50       11.50           -           -           -           -
     95          11.50       11.50       11.50       11.50       11.50       11.50           -           -           -           -
     96          11.50       11.50       11.50       11.50       11.50       11.50           -           -           -           -
     97          11.50       11.50       11.50       11.50       11.50       11.50           -           -           -           -


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
(2) Run to call assuming 100% PPC, no losses and all indices are 20%, beginning in period 2.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 20

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

                                                     Interest Rate Cap Schedules

                                                     Class 1-A Interest Rate Cap
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Class 1-A
           Class 1-A                                    Class 1-A                                    Interest
Period   Interest Rate                                Interest Rate                                  Rate Cap
         Cap Notional   Strike %  Ceiling %   Period  Cap Notional  Strike %   Ceiling %    Period   Notional    Strike %  Ceiling %
          Balance ($)                                  Balance ($)                                  Balance ($)
   1     9,877,750.00     8.500     8.500       41    3,601,163.71   8.616      11.230        81   1,378,143.42    9.249    11.230
   2     9,667,206.54     5.132     8.230       42    3,516,001.23   8.619      11.230        82   1,345,311.11    9.282    11.230
   3     9,456,383.45     5.159     8.230       43    3,432,843.77   8.621      11.230        83   1,313,259.13    9.295    11.230
   4     9,245,352.36     5.748     8.230       44    3,351,643.99   8.636      11.230        84   1,281,965.85    9.303    11.230
   5     9,034,163.11     5.931     8.230       45    3,272,361.00   8.655      11.230        85   1,251,412.63    9.311    11.230
   6     8,822,884.72     5.945     8.230       46    3,194,948.98   8.733      11.230        86   1,221,582.04    9.320    11.230
   7     8,611,595.15     5.961     8.230       47    3,119,377.82   8.752      11.230        87   1,192,457.06    9.328    11.230
   8     8,400,392.27     6.023     8.230       48    3,045,589.28   8.755      11.230        88   1,164,021.09    9.337    11.230
   9     8,190,230.40     6.107     8.230       49    2,973,537.95   8.759      11.230        89   1,136,257.91    9.346    11.230
  10     7,982,103.76     6.331     8.230       50    2,903,183.04   8.762      11.230        90   1,109,151.67    9.356    11.230
  11     7,778,138.57     6.447     8.230       51    2,834,484.73   8.765      11.230        91   1,082,686.92    9.365    11.230
  12     7,578,778.54     6.450     8.230       52    2,767,404.37   8.773      11.230        92   1,056,848.55    9.375    11.230
  13     7,384,118.14     6.451     9.230       53    2,701,903.25   8.783      11.230        93   1,031,621.80    9.385    11.230
  14     7,194,045.16     6.454     9.230       54    2,637,945.53   8.786      11.230        94   1,006,992.27    9.396    11.230
  15     7,008,451.88     6.456     9.230       55    2,575,494.24   8.790      11.230        95     982,945.90    9.407    11.230
  16     6,827,233.44     6.570     9.230       56    2,514,513.34   8.806      11.230        96     959,468.95    9.418    11.230
  17     6,650,288.55     6.575     9.230       57    2,454,968.59   8.815      11.230        97     936,548.01    9.429    11.230
  18     6,477,516.21     6.578     9.230       58    2,396,827.25   8.863      11.230        98+          0.00    0.000     0.000
  19     6,308,817.88     6.580     9.230       59    2,339,953.85   9.015      11.230
  20     6,144,096.46     6.650     9.230       60    2,284,407.67   9.052      11.230
  21     5,983,305.84     6.793     9.230       61    2,230,168.18   9.057      11.230
  22     5,826,258.72     7.341     9.230       62    2,177,208.61   9.062      11.230
  23     5,672,834.85     7.491     9.230       63    2,125,499.11   9.067      11.230
  24     5,523,154.85     7.495     9.230       64    2,075,010.24   9.074      11.230
  25     5,377,002.52     7.496    10.230       65    2,025,713.92   9.080      11.230
  26     5,234,294.04     7.503    10.230       66    1,977,581.76   9.085      11.230
  27     5,094,950.05     7.525    10.230       67    1,930,585.94   9.090      11.230
  28     4,958,902.55     7.743    10.230       68    1,884,699.72   9.096      11.230
  29     4,826,121.96     7.768    10.230       69    1,839,897.18   9.102      11.230
  30     4,696,479.60     7.772    10.230       70    1,796,152.81   9.133      11.230
  31     4,569,892.16     7.776    10.230       71    1,753,448.34   9.140      11.230
  32     4,446,287.16     7.844    10.230       72    1,711,752.77   9.146      11.230
  33     4,325,606.50     7.955    10.230       73    1,671,042.02   9.152      11.230
  34     4,207,773.27     8.286    10.230       74    1,631,292.90   9.159      11.230
  35     4,092,828.20     8.452    10.230       75    1,592,482.93   9.166      11.230
  36     3,980,618.47     8.461    10.230       76    1,554,590.01   9.175      11.230
  37     3,871,048.97     8.467    11.230       77    1,517,592.92   9.184      11.230
  38     3,869,257.69     8.470    11.230       78    1,481,469.91   9.190      11.230
  39     3,777,740.73     8.492    11.230       79    1,446,200.62   9.200      11.230
  40     3,688,385.11     8.593    11.230       80    1,411,764.96   9.208      11.230




--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

                                                Interest Rate Cap Schedules (cont'd)

                                                 Class 1-M Senior Interest Rate Cap
------------------------------------------------------------------------------------------------------------------------------------
           Class 1-M                                    Class 1-M                                    Class 1-M
            Senior                                       Senior                                   Senior Interest
Period   Interest Rate                                Interest Rate                                   Rate Cap
         Cap Notional   Strike %  Ceiling %   Period  Cap Notional  Strike %   Ceiling %    Period    Notional   Strike %  Ceiling %
          Balance ($)                                  Balance ($)                                   Balance ($)
   1       342,250.00     8.500     8.500       41      267,209.64   8.238      10.980        81     102,259.50    8.649     10.980
   2       342,250.00     4.853     7.980       42      260,890.50   8.238      10.980        82      99,823.31    8.673     10.980
   3       342,250.00     4.879     7.980       43      254,720.14   8.237      10.980        83      97,445.03    8.677     10.980
   4       342,250.00     5.464     7.980       44      248,695.05   8.248      10.980        84      95,123.04    8.676     10.980
   5       342,250.00     5.645     7.980       45      242,812.17   8.264      10.980        85      92,855.96    8.675     10.980
   6       342,250.00     5.658     7.980       46      237,068.13   8.337      10.980        86      90,642.50    8.674     10.980
   7       342,250.00     5.673     7.980       47      231,460.68   8.353      10.980        87      88,481.40    8.673     10.980
   8       342,250.00     5.734     7.980       48      225,985.51   8.352      10.980        88      86,371.43    8.672     10.980
   9       342,250.00     5.816     7.980       49      220,639.23   8.352      10.980        89      84,311.37    8.671     10.980
  10       342,250.00     6.037     7.980       50      215,418.83   8.351      10.980        90      82,300.07    8.670     10.980
  11       342,250.00     6.152     7.980       51      210,321.36   8.351      10.980        91      80,336.36    8.669     10.980
  12       342,250.00     6.154     7.980       52      205,343.93   8.355      10.980        92      78,419.13    8.668     10.980
  13       342,250.00     6.154     8.980       53      200,483.69   8.360      10.980        93      76,547.28    8.667     10.980
  14       342,250.00     6.155     8.980       54      195,737.97   8.359      10.980        94      74,719.75    8.666     10.980
  15       342,250.00     6.156     8.980       55      191,104.03   8.359      10.980        95      72,935.48    8.665     10.980
  16       342,250.00     6.268     8.980       56      186,579.19   8.371      10.980        96      71,193.47    8.664     10.980
  17       342,250.00     6.271     8.980       57      182,160.91   8.374      10.980        97      69,492.72    8.663     10.980
  18       342,250.00     6.273     8.980       58      177,846.77   8.417      10.980        98+          0.00    0.000      0.000
  19       342,250.00     6.274     8.980       59      173,626.71   8.561      10.980
  20       342,250.00     6.341     8.980       60      169,505.14   8.593      10.980
  21       342,250.00     6.482     8.980       61      165,480.52   8.592      10.980
  22       342,250.00     7.023     8.980       62      161,550.87   8.592      10.980
  23       342,250.00     7.170     8.980       63      157,713.98   8.591      10.980
  24       342,250.00     7.172     8.980       64      153,967.65   8.593      10.980
  25       342,250.00     7.171     9.980       65      150,309.82   8.594      10.980
  26       342,250.00     7.176     9.980       66      146,738.37   8.593      10.980
  27       342,250.00     7.195     9.980       67      143,251.24   8.592      10.980
  28       342,250.00     7.409     9.980       68      139,846.44   8.592      10.980
  29       342,250.00     7.432     9.980       69      136,522.05   8.592      10.980
  30       342,250.00     7.433     9.980       70      133,276.18   8.616      10.980
  31       342,250.00     7.434     9.980       71      130,107.47   8.616      10.980
  32       342,250.00     7.499     9.980       72      127,013.62   8.616      10.980
  33       342,250.00     7.606     9.980       73      123,992.84   8.615      10.980
  34       342,250.00     7.931     9.980       74      121,043.42   8.614      10.980
  35       342,250.00     8.091     9.980       75      118,163.69   8.614      10.980
  36       342,250.00     8.097     9.980       76      115,352.00   8.616      10.980
  37       342,250.00     8.100    10.980       77      112,606.78   8.617      10.980
  38       287,102.45     8.103    10.980       78      109,926.42   8.616      10.980
  39       280,311.81     8.121    10.980       79      107,309.41   8.618      10.980
  40       273,681.54     8.218    10.980       80      104,754.25   8.618      10.980





--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                 Page 22

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

                                                Interest Rate Cap Schedules (cont'd)

                                                 Class 1-M Junior Interest Rate Cap
------------------------------------------------------------------------------------------------------------------------------------
           Class 1-M                                    Class 1-M                                    Class 1-M
            Junior                                       Junior                                   Junior Interest
Period   Interest Rate                                Interest Rate                                   Rate Cap
         Cap Notional   Strike %  Ceiling %   Period  Cap Notional  Strike %   Ceiling %    Period    Notional   Strike %  Ceiling %
          Balance ($)                                  Balance ($)                                   Balance ($)
   1       131,630.00     8.500     8.500       41      102,772.94   8.058      10.800        81      39,330.58    8.469     10.800
   2       131,630.00     4.673     7.800       42      100,342.50   8.058      10.800        82      37,955.56    8.493     10.800
   3       131,630.00     4.699     7.800       43       97,969.29   8.057      10.800        83      35,796.81    8.497     10.800
   4       131,630.00     5.284     7.800       44       95,651.94   8.068      10.800        84      33,689.16    8.496     10.800
   5       131,630.00     5.465     7.800       45       93,389.30   8.084      10.800        85      31,631.35    8.495     10.800
   6       131,630.00     5.478     7.800       46       91,180.05   8.157      10.800        86      29,622.21    8.494     10.800
   7       131,630.00     5.493     7.800       47       89,023.34   8.173      10.800        87      27,660.60    8.493     10.800
   8       131,630.00     5.554     7.800       48       86,917.50   8.172      10.800        88      25,745.39    8.492     10.800
   9       131,630.00     5.636     7.800       49       84,861.24   8.172      10.800        89      23,875.49    8.491     10.800
  10       131,630.00     5.857     7.800       50       82,853.40   8.171      10.800        90      22,049.85    8.490     10.800
  11       131,630.00     5.972     7.800       51       80,892.83   8.171      10.800        91      20,267.40    8.489     10.800
  12       131,630.00     5.974     7.800       52       78,978.44   8.175      10.800        92      18,527.15    8.488     10.800
  13       131,630.00     5.974     8.800       53       77,109.11   8.180      10.800        93      16,828.09    8.487     10.800
  14       131,630.00     5.975     8.800       54       75,283.83   8.179      10.800        94      15,169.25    8.486     10.800
  15       131,630.00     5.976     8.800       55       73,501.55   8.179      10.800        95      13,549.69    8.485     10.800
  16       131,630.00     6.088     8.800       56       71,761.23   8.191      10.800        96      11,968.48    8.484     10.800
  17       131,630.00     6.091     8.800       57       70,061.89   8.194      10.800        97      10,424.71    8.483     10.800
  18       131,630.00     6.093     8.800       58       68,402.60   8.237      10.800        98+          0.00    0.000      0.000
  19       131,630.00     6.094     8.800       59       66,779.51   8.381      10.800
  20       131,630.00     6.161     8.800       60       65,194.28   8.413      10.800
  21       131,630.00     6.302     8.800       61       63,646.35   8.412      10.800
  22       131,630.00     6.843     8.800       62       62,134.95   8.412      10.800
  23       131,630.00     6.990     8.800       63       60,659.22   8.411      10.800
  24       131,630.00     6.992     8.800       64       59,218.33   8.413      10.800
  25       131,630.00     6.991     9.800       65       57,811.47   8.414      10.800
  26       131,630.00     6.996     9.800       66       56,437.84   8.413      10.800
  27       131,630.00     7.015     9.800       67       55,096.63   8.412      10.800
  28       131,630.00     7.229     9.800       68       53,787.09   8.412      10.800
  29       131,630.00     7.252     9.800       69       52,508.48   8.412      10.800
  30       131,630.00     7.253     9.800       70       51,260.07   8.436      10.800
  31       131,630.00     7.254     9.800       71       50,041.33   8.436      10.800
  32       131,630.00     7.319     9.800       72       48,851.39   8.436      10.800
  33       131,630.00     7.426     9.800       73       47,689.56   8.435      10.800
  34       131,630.00     7.751     9.800       74       46,555.16   8.434      10.800
  35       131,630.00     7.911     9.800       75       45,447.57   8.434      10.800
  36       131,630.00     7.917     9.800       76       44,366.15   8.436      10.800
  37       131,630.00     7.920    10.800       77       43,310.30   8.437      10.800
  38       110,424.02     7.923    10.800       78       42,279.39   8.436      10.800
  39       107,812.24     7.941    10.800       79       41,272.85   8.438      10.800
  40       105,262.13     8.038    10.800       80       40,290.10   8.438      10.800

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                 Page 23

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

                             Interest Rate Cap Schedules (cont'd)

                                 Class 1-B Interest Rate Cap
---------------------------------------------------------------------------------------------
               Class 1-B                                    Class 1-B
               Interest                                     Interest
 Period        Rate Cap    Strike %   Ceiling %   Period    Rate Cap    Strike %   Ceiling %
               Notional                                     Notional
              Balance ($)                                  Balance ($)
    1         126,370.00    8.500       8.500       43      80,584.94    7.257      10.000
    2         126,370.00    3.873       7.000       44      77,433.35    7.268      10.000
    3         126,370.00    3.899       7.000       45      74,356.15    7.284      10.000
    4         126,370.00    4.484       7.000       46      71,351.58    7.357      10.000
    5         126,370.00    4.665       7.000       47      68,418.45    7.373      10.000
    6         126,370.00    4.678       7.000       48      65,554.51    7.372      10.000
    7         126,370.00    4.693       7.000       49      62,758.00    7.372      10.000
    8         126,370.00    4.754       7.000       50      60,027.33    7.371      10.000
    9         126,370.00    4.836       7.000       51      57,360.96    7.371      10.000
   10         126,370.00    5.057       7.000       52      54,757.38    7.375      10.000
   11         126,370.00    5.172       7.000       53      52,215.10    7.380      10.000
   12         126,370.00    5.174       7.000       54      49,732.72    7.379      10.000
   13         126,370.00    5.174       8.000       55      47,308.81    7.379      10.000
   14         126,370.00    5.175       8.000       56      44,941.98    7.391      10.000
   15         126,370.00    5.176       8.000       57      42,630.88    7.394      10.000
   16         126,370.00    5.288       8.000       58      40,374.25    7.437      10.000
   17         126,370.00    5.291       8.000       59      38,166.84    7.581      10.000
   18         126,370.00    5.293       8.000       60      36,010.93    7.613      10.000
   19         126,370.00    5.294       8.000       61      33,905.75    7.612      10.000
   20         126,370.00    5.361       8.000       62      31,850.24    7.612      10.000
   21         126,370.00    5.502       8.000       63      29,843.25    7.611      10.000
   22         126,370.00    6.043       8.000       64      27,883.64    7.613      10.000
   23         126,370.00    6.190       8.000       65      25,970.31    7.614      10.000
   24         126,370.00    6.192       8.000       66      24,102.17    7.613      10.000
   25         126,370.00    6.191       9.000       67      22,278.13    7.612      10.000
   26         126,370.00    6.196       9.000       68      20,497.15    7.612      10.000
   27         126,370.00    6.215       9.000       69      18,758.24    7.612      10.000
   28         126,370.00    6.429       9.000       70      17,060.40    7.636      10.000
   29         126,370.00    6.452       9.000       71      15,402.92    7.636      10.000
   30         126,370.00    6.453       9.000       72      13,784.60    7.636      10.000
   31         126,370.00    6.454       9.000       73      12,204.50    7.635      10.000
   32         126,370.00    6.519       9.000       74      10,661.73    7.634      10.000
   33         126,370.00    6.626       9.000       75       9,155.41    7.634      10.000
   34         126,370.00    6.951       9.000       76       7,684.68    7.636      10.000
   35         126,370.00    7.111       9.000       77       6,248.72    7.637      10.000
   36         126,370.00    7.117       9.000       78       4,846.68    7.636      10.000
   37         126,370.00    7.120      10.000       79       3,477.78    7.638      10.000
   38          97,523.38    7.123      10.000       80       2,141.24    7.638      10.000
   39          93,971.35    7.141      10.000       81         836.29    7.669      10.000
   40          90,503.21    7.238      10.000       82+          0.00    0.000       0.000
   41          87,117.90    7.258      10.000
   42          83,812.51    7.258      10.000


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                 Page 24

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                   COLLATERAL STATISTICS
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF THE TOTAL GROUP 1 COLLATERAL
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Summary
-------------------------------------------------------------------------------------------------------------------------
Statistics given below are for the Group 1 Mortgage Loans in the pool as of the Collateral Selection Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Group 1 Mortgage Loans (except in the case of
Debt-to-Income and FICO, which are determined at origination).

                                                               Summary Statistics            Range (if applicable)
                                                               ------------------            ---------------------

Number of Mortgage Loans:                                            3,101

Aggregate Current Principal Balance:                             $1,053,065,830              $14,269 - $2,987,792

Average Current Principal Balance:                                  $339,589

1st Lien:                                                           100.00%

Wtd. Avg. Gross Coupon:                                              5.648%                    2.875% - 10.375%

Wtd. Avg. Original Term (months):                                     356                          120 - 360

Wtd. Avg. Remaining Term (months):                                    352                          116 - 360

Fully Amortizing Mortgage Loans:                                     34.26%

Interest Only Loans:                                                 65.74%

% Adjustable Rate Mortgage Loans                                     62.53%

% Fixed Rate Mortgage Loans                                          37.47%

Wtd. Avg. Margin (ARM Loans Only):                                   2.962%                     1.375% - 7.500%

Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):                   11.695%                    8.875% - 18.750%

Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):                    3.069%                     1.375% - 8.700%

Wtd. Avg. Initial Periodic Cap (ARM Loans Only):                     2.581%                     1.000% - 7.125%

Wtd. Avg. Subsequent Periodic Cap (ARM Loans Only):                  1.490%                     1.000% - 6.000%

Wtd. Avg. Original LTV:                                              72.19%                    11.54% - 100.00%

Wtd. Avg. Borrower FICO:                                              709                          536 - 819

Geographic Distribution (Top 5):                              CA          44.11%

                                                              SC           7.22%

                                                              FL           6.44%

                                                              IL           3.90%

                                                              VA           3.37%
-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                 Page 25

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                    Product Type
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
                                     MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
COLLATERAL TYPE                        LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
1 Month Arms                               4      1,322,528.95                    0.13      5.351    695     77.45
1 Month Arms - IO 10 Yrs                  36     18,007,658.70                    1.71      5.111    713     75.45
1 Year Arms                              251    110,885,731.50                   10.53      4.520    724     73.36
1 Year Arms - IO 1 Yr                      2        743,499.96                    0.07      5.149    659     75.82
1 Year Arms - IO 10 Yrs                  127     37,391,284.75                    3.55      5.554    711     78.10
10 Yr Arms - IO 10 Yrs                     2      1,301,600.00                    0.12      5.645    739     59.39
15 Yr Fixed                               60     15,487,591.21                    1.47      5.666    735     61.28
2 Yr Arms                                324     53,373,768.28                    5.07      6.477    685     78.60
2 Yr Arms - IO 10 Yrs                     41     10,639,531.22                    1.01      6.271    700     78.41
2 Yr Arms - IO 2 Yrs                     358     90,106,547.42                    8.56      6.022    691     79.49
2 Yr Arms - IO 5 Yrs                      26      6,001,293.17                    0.57      6.521    684     79.26
3 Yr Arms                                 69     26,766,564.35                    2.54      4.877    717     67.52
3 Yr Arms - IO 10 Yrs                      9      2,934,764.13                    0.28      6.093    731     75.64
3 Yr Arms - IO 2 Yrs                       1        187,200.00                    0.02      6.300    658     80.00
3 Yr Arms - IO 3 Yrs                      55     21,223,845.83                    2.02      5.823    711     76.44
3 Yr Arms - IO 5 Yrs                       2        363,500.00                    0.03      7.308    709     53.54
30 Yr Fixed                              498    139,924,703.51                   13.29      6.437    698     69.40
30 Yr Fixed - IO 10 Yrs                  540    237,337,257.74                   22.54      6.253    706     70.21
30 Yr Fixed - IO 5 Yrs                    10      1,798,934.57                    0.17      6.429    689     76.86
5 Yr Arms                                 20      4,806,527.97                    0.46      6.109    703     77.05
5 Yr Arms - IO 10 Yrs                     53     20,943,639.79                    1.99      6.377    706     72.30
5 Yr Arms - IO 5 Yrs                      74     28,140,095.28                    2.67      5.957    698     74.81
6 Month Arms                              27      6,946,962.67                    0.66      5.507    701     73.82
6 Month Arms - IO 10 Yrs                 341    147,764,154.66                   14.03      4.879    721     68.67
6 Month Arms - IO 5 Yrs                  143     60,150,985.39                    5.71      3.906    738     70.78
7 Yr Arms                                  3      1,276,429.81                    0.12      6.197    732     75.78
7 Yr Arms - IO 10 Yrs                      3        859,600.00                    0.08      5.870    711     71.38
7 Yr Arms - IO 7 Yrs                      22      6,379,629.35                    0.61      5.821    722     76.57
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                    Index Type
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
                                     MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
INDEX TYPE                             LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
Fixed Rate                             1,108    394,548,487.03                   37.47      6.296    704     69.60
Treasury - 1 Year                        132     77,021,865.89                    7.31      4.439    723     72.37
Libor - 1 Month                           40     19,330,187.65                    1.84      5.127    711     75.59
Libor - 6 Month                        1,397    418,755,563.04                   39.77      5.393    709     73.48
Libor - 1 Year                           424    143,409,726.60                   13.62      5.333    714     74.99
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                 Page 26

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                  Current Balance
-------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
RANGE OF PRINCIPAL                   NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
BALANCES AS OF THE                   MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
CUT-OFF DATE ($)                       LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                        313     24,506,233.69                    2.33      6.555    691     74.99
100,000.01 - 200,000.00                  778    115,820,277.54                   11.00      6.188    693     76.82
200,000.01 - 300,000.00                  588    146,193,648.02                   13.88      5.731    702     75.54
300,000.01 - 400,000.00                  478    169,664,632.15                   16.11      5.558    708     74.47
400,000.01 - 500,000.00                  411    184,384,769.11                   17.51      5.639    709     73.97
500,000.01 - 600,000.00                  203    110,548,009.88                   10.50      5.536    714     73.65
600,000.01 - 700,000.00                  108     69,620,318.49                    6.61      5.208    726     69.77
700,000.01 - 800,000.00                   57     42,726,854.66                    4.06      5.525    718     69.45
800,000.01 - 900,000.00                   43     36,786,991.40                    3.49      5.533    711     68.45
900,000.01 - 1,000,000.00                 66     64,620,006.14                    6.14      5.343    713     63.12
1,000,000.01 - 1,500,000.00               40     54,943,591.22                    5.22      5.768    720     63.34
1,500,000.01 >=                           16     33,250,497.91                    3.16      5.228    723     57.83
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                             Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
RANGE OF MONTHS                      MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
REMAINING                              LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
<= 120                                     4        303,473.86                    0.03      6.260    777     34.02
121 - 240                                 64     16,761,127.22                    1.59      5.714    733     62.55
241 - 360                              3,033  1,036,001,229.13                   98.38      5.647    709     72.36
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                             Original Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
RANGE OF MONTHS AT                   MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
ORIGINATION                            LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
1 - 120                                    4        303,473.86                    0.03      6.260    777     34.02
121 - 240                                 64     16,761,127.22                    1.59      5.714    733     62.55
241 - 360                              3,033  1,036,001,229.13                   98.38      5.647    709     72.36
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                 Page 27

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                   Mortgage Rate
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
RANGE OF CURRENT                     MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
MORTGAGE RATES (%)                     LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                              3        722,969.68                    0.07      2.918    765     67.94
3.001 - 3.500                             26      6,989,506.60                    0.66      3.348    720     75.34
3.501 - 4.000                            253    110,618,388.63                   10.50      3.879    734     71.91
4.001 - 4.500                            138     67,829,009.41                    6.44      4.305    729     68.75
4.501 - 5.000                            245     96,125,605.69                    9.13      4.812    721     69.56
5.001 - 5.500                            415    154,289,968.64                   14.65      5.357    715     67.82
5.501 - 6.000                            646    235,281,832.05                   22.34      5.818    711     71.74
6.001 - 6.500                            640    207,561,890.42                   19.71      6.306    695     73.82
6.501 - 7.000                            401    104,506,740.84                    9.92      6.776    689     75.77
7.001 - 7.500                            191     41,653,214.53                    3.96      7.284    686     77.99
7.501 - 8.000                             75     15,671,375.16                    1.49      7.788    695     80.43
8.001 - 8.500                             39      6,757,947.29                    0.64      8.259    684     86.44
8.501 - 9.000                             22      3,541,035.86                    0.34      8.753    673     90.93
9.001 - 9.500                              4      1,046,572.50                    0.10      9.189    682     93.65
9.501 - 10.000                             1         52,293.97                    0.00      9.875    646     94.93
10.001 - 10.500                            2        417,478.94                    0.04     10.303    629     90.76
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                           Original Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
RANGE OF ORIGINAL                    NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
LOAN-TO-VALUE RATIOS                 MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
(%)                                    LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
<= 30.00                                  18      2,363,264.32                    0.22      5.485    726    21.53
30.01 - 35.00                             18      4,874,574.54                    0.46      5.448    739    33.23
35.01 - 40.00                             32     14,421,387.45                    1.37      5.175    739    37.46
40.01 - 45.00                             32     12,205,419.78                    1.16      5.281    736    42.77
45.01 - 50.00                             59     35,311,595.58                    3.35      5.279    716    48.29
50.01 - 55.00                             73     32,014,306.53                    3.04      5.313    722    52.87
55.01 - 60.00                            126     65,156,978.44                    6.19      5.463    718    58.14
60.01 - 65.00                            272    133,827,218.44                   12.71      5.388    721    63.88
65.01 - 70.00                            214     89,702,302.24                    8.52      5.606    705    68.93
70.01 - 75.00                            246    101,936,534.90                    9.68      5.517    710    74.03
75.01 - 80.00                          1,801    512,568,250.10                   48.67      5.778    703    79.72
80.01 - 85.00                             26      6,666,305.31                    0.63      5.698    698    83.52
85.01 - 90.00                             95     23,839,265.53                    2.26      6.374    706    89.34
90.01 - 95.00                             81     16,647,353.44                    1.58      6.651    695    94.75
95.01 - 100.00                             8      1,531,073.61                    0.15      5.539    715    99.64
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709    72.19
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                 Page 28

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                             FICO Score at Origination
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
                                     MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
RANGE OF FICO SCORES                   LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
Not Available                              4        960,323.08                    0.09      6.326      0     58.63
526 - 550                                  2        253,320.00                    0.02      5.421    543     73.39
551 - 575                                  3        492,005.34                    0.05      6.788    571     71.89
576 - 600                                  7      1,229,419.16                    0.12      6.739    590     79.35
601 - 625                                 76     21,289,211.42                    2.02      6.231    618     72.87
626 - 650                                330     83,255,678.79                    7.91      6.251    639     74.98
651 - 675                                562    162,913,286.50                   15.47      5.952    664     74.42
676 - 700                                640    220,791,809.43                   20.97      5.840    688     72.86
701 - 725                                513    187,589,788.33                   17.81      5.490    713     72.50
726 - 750                                380    143,519,279.63                   13.63      5.369    738     71.41
751 - 775                                316    128,343,418.05                   12.19      5.325    763     70.08
776 - 800                                225     88,124,730.14                    8.37      5.183    787     68.60
801 - 825                                 43     14,303,560.34                    1.36      5.342    808     64.25
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
                                              Geographic Distribution
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
                                     MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
STATE                                  LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
California                             1,018    464,503,825.70                   44.11      5.701    712     70.36
South Carolina                           153     76,035,387.20                    7.22      4.941    726     62.61
Florida                                  238     67,838,311.76                    6.44      5.851    705     74.16
Illinois                                 156     41,080,944.45                    3.90      5.357    711     72.81
Virginia                                 100     35,463,999.37                    3.37      5.502    692     76.70
Arizona                                  123     32,110,977.13                    3.05      5.607    711     76.69
New York                                  74     29,421,427.97                    2.79      6.477    704     75.29
Texas                                    158     26,596,380.12                    2.53      6.344    690     77.84
Nevada                                    86     25,450,053.69                    2.42      5.923    695     76.34
Georgia                                   93     23,913,448.80                    2.27      5.190    711     72.34
Other                                    902    230,651,074.02                   21.90      5.627    705     75.49
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                  Occupancy Status
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
                                     MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
OCCUPANCY STATIS*                      LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
Primary                                2,646    892,145,756.89                   84.72      5.646    706     72.71
Investment                               333    111,534,791.14                   10.59      5.797    723     69.12
Second Home                              122     49,385,282.18                    4.69      5.362    729     69.76
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                 Page 29

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                 Documentation Type
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
INCOME                               MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
DOCUMENTATION                          LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
Limited                                1,364    470,878,607.80                   44.72      5.781    707     74.75
Full/Alt                                 958    305,887,315.41                   29.05      5.047    710     73.05
No Documentation                         408    130,053,374.29                   12.35      6.283    717     65.25
No Ratio                                 297    122,066,102.51                   11.59      5.848    704     68.53
SI/SA                                     57     21,120,103.69                    2.01      6.365    704     67.99
Lite                                      17      3,060,326.51                    0.29      5.482    755     61.09
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                    Loan Purpose
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
                                     MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
PURPOSE                                LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
Purchase                               1,717    529,728,093.93                   50.30      5.709    712     77.04
Refinance - Cashout                      919    355,692,633.59                   33.78      5.761    700     67.48
Refinance - Rate Term                    465    167,645,102.69                   15.92      5.219    719     66.85
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                   Property Type
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
                                     MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
PROPERTY TYPE                          LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
Single Family Residence                1,881    621,895,048.54                   59.06      5.701    709     71.75
Planned Unit Development                 720    280,239,214.70                   26.61      5.458    708     72.22
Condominium                              313     88,139,416.88                    8.37      5.432    713     74.57
2 Family                                 114     39,705,533.56                    3.77      6.177    702     73.64
3 Family                                  34     13,089,464.86                    1.24      6.356    712     70.01
4 Family                                  31      8,687,326.12                    0.82      6.613    718     74.48
Co-op                                      7      1,110,332.53                    0.11      6.546    703     79.79
Condo-Hotel                                1        199,493.02                    0.02      6.875    770     66.23
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                 Page 30

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                               Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
PREPAYMENT CHARGE                    NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
TERM AT ORIGINATION                  MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
(MOS.)                                 LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
0                                      1,402    535,704,713.96                   50.87      5.250    716     71.60
4                                          3      2,089,254.12                    0.20      5.547    741     68.94
5                                          2      1,375,843.63                    0.13      5.630    761     66.24
6                                         17     11,139,906.56                    1.06      6.270    705     72.18
7                                          1        491,276.00                    0.05      6.000    655     80.00
9                                         19     13,653,617.19                    1.30      4.501    710     71.93
12                                       122     39,452,481.45                    3.75      6.468    699     77.82
24                                       533    119,829,508.01                   11.38      6.196    688     78.52
30                                         2        643,530.38                    0.06      5.074    734     80.00
36                                       678    212,249,839.04                   20.16      6.116    703     72.25
42                                         2        491,661.07                    0.05      6.088    706     79.36
48                                         2        645,452.16                    0.06      7.055    757     87.21
60                                       318    115,298,746.64                   10.95      5.862    713     66.29
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                                 Conforming Balance
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
                                     MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
CONFORMING BALANCE                     LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                 1,138    668,778,827.41                   63.51      5.500    714     70.21
Conforming Balance                     1,963    384,287,002.80                   36.49      5.907    700     75.63
------------------------------------------------------------------------------------------------------------------
Total:                                 3,101  1,053,065,830.21                  100.00      5.648    709     72.19
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                Maximum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
RANGE OF MAXIMUM                     MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
MORTGAGE RATES (%)                     LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                              2        473,599.00                    0.07      2.875    750     58.21
9.001 - 9.500                             27      7,158,554.65                    1.09      3.541    721     75.38
9.501 - 10.000                           128     56,059,735.41                    8.51      4.026    727     73.36
10.001 - 10.500                          132     56,168,251.83                    8.53      4.441    721     69.80
10.501 - 11.000                          249     96,148,033.21                   14.60      4.904    719     70.65
11.001 - 11.500                          219     81,195,154.03                   12.33      5.435    707     71.10
11.501 - 12.000                          427    164,315,140.58                   24.95      4.974    725     73.10
12.001 - 12.500                          183     58,312,363.08                    8.86      6.046    700     75.97
12.501 - 13.000                          210     52,423,792.80                    7.96      5.977    689     78.50
13.001 - 13.500                          233     51,632,574.47                    7.84      6.304    692     79.47
13.501 - 14.000                          102     19,321,363.14                    2.93      6.914    682     78.46
14.001 - 14.500                           48      6,804,862.15                    1.03      7.256    680     79.92
14.501 - 15.000                           14      1,730,063.82                    0.26      7.898    689     80.00
15.001 - 15.500                            1        176,000.00                    0.03      8.125    640     80.00
15.501 - 16.000                            3        253,638.95                    0.04      8.700    642     80.00
16.001 - 16.500                            1         93,904.70                    0.01      9.375    667     80.00
17.001 - 17.500                            1        524,000.00                    0.08      5.375    708     79.99
17.501 - 18.000                            2        593,570.75                    0.09      5.794    677     76.47
18.001 - 18.500                            8      2,924,890.61                    0.44      6.364    716     77.70
18.501 - 19.000                            3      2,207,850.00                    0.34      6.674    696     80.00
------------------------------------------------------------------------------------------------------------------
Total:                                 1,993    658,517,343.18                  100.00      5.260    712     73.74
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                 Page 31

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                Minimum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
RANGE OF MINIMUM                     MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
MORTGAGE RATES (%)                     LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                              6      1,343,400.00                    0.20      3.491    713     73.03
1.501 - 2.000                             54     26,143,338.32                    3.97      4.198    737     68.71
2.001 - 2.500                            775    293,683,969.64                   44.60      5.012    720     72.26
2.501 - 3.000                            272    137,967,419.42                   20.95      4.703    721     70.29
3.001 - 3.500                            127     37,893,542.65                    5.75      5.801    694     78.79
3.501 - 4.000                            140     32,547,172.84                    4.94      5.801    693     79.05
4.001 - 4.500                            154     35,099,777.79                    5.33      6.071    689     79.66
4.501 - 5.000                            186     35,984,614.50                    5.46      6.501    689     78.52
5.001 - 5.500                            108     20,089,234.23                    3.05      6.449    691     79.39
5.501 - 6.000                             71     17,974,448.44                    2.73      6.171    692     78.08
6.001 - 6.500                             61     13,375,249.88                    2.03      6.394    694     78.98
6.501 - 7.000                             20      3,318,083.94                    0.50      6.895    663     79.31
7.001 - 7.500                              6      1,026,225.02                    0.16      7.408    690     80.00
7.501 - 8.000                              9      1,450,771.06                    0.22      7.857    686     78.53
8.001 - 8.500                              1        223,920.00                    0.03      8.125    759     80.00
8.501 - 9.000                              3        396,175.45                    0.06      8.727    681     80.00
------------------------------------------------------------------------------------------------------------------
Total:                                 1,993    658,517,343.18                  100.00      5.260    712     73.74
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                     Gross Margins of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
RANGE OF GROSS                       MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
MARGINS (%)                            LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                              6      1,343,400.00                    0.20      3.491    713     73.03
1.501 - 2.000                             55     26,540,938.32                    4.03      4.219    736     68.88
2.001 - 2.500                            782    296,688,168.00                   45.05      5.020    720     72.28
2.501 - 3.000                            273    137,827,919.42                   20.93      4.703    721     70.27
3.001 - 3.500                            131     38,937,249.07                    5.91      5.785    694     78.69
3.501 - 4.000                            177     44,137,857.27                    6.70      5.818    695     79.00
4.001 - 4.500                            192     44,404,015.89                    6.74      6.119    690     79.68
4.501 - 5.000                            211     40,585,359.49                    6.16      6.542    688     78.62
5.001 - 5.500                            102     17,532,072.69                    2.66      6.644    688     79.06
5.501 - 6.000                             40      7,083,250.09                    1.08      6.909    683     79.35
6.001 - 6.500                             14      2,423,338.93                    0.37      7.112    676     80.14
6.501 - 7.000                              7        654,674.15                    0.10      7.657    657     78.71
7.001 - 7.500                              3        359,099.86                    0.05      7.762    663     80.00
------------------------------------------------------------------------------------------------------------------
Total:                                 1,993    658,517,343.18                  100.00      5.260    712     73.74
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                 Page 32

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                            Months to Next Adjustment Date of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
MONTHS TO NEXT                       MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
ADJUSTMENT                             LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
0 - 5                                    581    232,095,174.65                   35.25      4.664    724     70.85
6 - 11                                   376    163,595,227.01                   24.84      4.796    721     72.41
12 - 17                                   27      9,851,537.27                    1.50      4.694    719     69.06
18 - 23                                  748    160,149,764.40                   24.32      6.204    689     79.10
24 - 29                                    7      3,022,975.94                    0.46      5.165    715     78.79
30 - 35                                   76     25,391,141.71                    3.86      5.893    708     75.34
36 - 41                                    1        704,000.00                    0.11      5.625    683     80.00
48 - 53                                    5      1,319,215.54                    0.20      5.423    702     73.20
54 - 59                                  142     52,571,047.50                    7.98      6.152    701     74.05
72 - 77                                    1        284,868.82                    0.04      5.525    775    100.00
78 - 83                                   27      8,230,790.34                    1.25      5.895    721     75.09
114 - 119                                  2      1,301,600.00                    0.20      5.645    739     59.39
------------------------------------------------------------------------------------------------------------------
Total:                                 1,993    658,517,343.18                  100.00      5.260    712     73.74
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                 Initial Periodic Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
INITIAL PERIODIC                     MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
CAP (%)                                LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
Uncapped                                 174     79,265,996.64                   12.04      3.990    740     69.60
0.501 - 1.000                            342    139,603,335.13                   21.20      4.958    717     69.60
1.001 - 2.000                            452    187,471,733.73                   28.47      4.894    717     73.66
2.001 - 3.000                            806    172,365,424.41                   26.17      6.140    691     78.74
3.001 - 4.000                              4        933,689.12                    0.14      5.948    704     79.62
4.001 - 5.000                             54     14,261,842.93                    2.17      6.042    706     77.49
5.001 - 6.000                            154     62,590,567.40                    9.50      6.019    709     73.59
6.001 - 7.000                              6      1,572,753.82                    0.24      5.739    720     80.00
7.001 - 8.000                              1        452,000.00                    0.07      4.875    658     72.90
------------------------------------------------------------------------------------------------------------------
Total:                                 1,993    658,517,343.18                  100.00      5.260    712     73.74
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                     Periodic Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
                                     NUMBER OF       BALANCE           % OF PRINCIPAL      GROSS
PERIODIC                             MORTGAGE       AS OF THE          BALANCE AS OF       COUPON             OLTV
CAP (%)                                LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)   FICO      (%)
------------------------------------------------------------------------------------------------------------------
Uncapped                                 174     79,265,996.64                   12.04      3.990    740     69.60
0.501 - 1.000                          1,199    330,267,124.74                   50.15      5.652    702     74.68
1.001 - 2.000                            586    237,578,242.94                   36.08      5.123    716     73.70
2.001 - 3.000                             17      3,671,989.53                    0.56      4.314    741     70.21
5.001 - 6.000                             17      7,733,989.33                    1.17      6.227    703     78.86
------------------------------------------------------------------------------------------------------------------
Total:                                 1,993    658,517,343.18                  100.00      5.260    712     73.74
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                 Page 33

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------





                           FOR ADDITIONAL INFORMATION PLEASE CALL:


   -------------------------------------------------------------------------

  -------------------------------------------------------------------------
    Structured Finance
    ------------------
    Valerie Kay                                     (212) 761-2162
    Lydia Foo                                       (212) 761-1297
    Parichart Thepvongs                             (212) 761-7495
    Shayna Buffman                                  (212) 761-4556

    Trading
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  ----------------------------------------------- -------------------------




--------------------------------------------------------------------------------
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Please refer to the important information and qualifications on the second
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--------------------------------------------------------------------------------
                                 Page 34

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 22, 2005
Securitized Products Group     [LOGO OMITTED] Morgan Stanley

--------------------------------------------------------------------------------

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                                   Page 35

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Asset Backed Certificates

MSM 2005-5AR


------------------------------------------------------------------------------------------------------------
                                                 Forward
------------------------------------------------------------------------------------------------------------
Per          Date           Coll_Bal     XS_Interest    1mLIBOR   6mLIBOR     12mLIBOR    1yrCMT     XS as %
  1     9/25/2005   1,053,065,830.21    1,236,378.31    3.6300    4.0500       4.2900     3.9000      1.41%
  2    10/25/2005   1,032,010,983.38    1,072,375.61    3.8156    4.1727       4.3626     3.9597      1.25%
  3    11/25/2005   1,010,928,606.78      913,602.65    3.9903    4.2589       4.4162     4.0083      1.08%
  4    12/25/2005     989,825,173.66      974,064.22    4.1586    4.3247       4.4542     4.0428      1.18%
  5     1/25/2006     968,705,795.78      974,214.15    4.1795    4.3726       4.4776     4.0641      1.21%
  6     2/25/2006     947,577,098.38      867,719.31    4.2934    4.4090       4.5006     4.0849      1.10%
  7     3/25/2006     926,447,226.47      771,294.33    4.3985    4.4268       4.5153     4.0982      1.00%
  8     4/25/2006     905,325,991.47      853,626.61    4.3221    4.4346       4.5227     4.1049      1.13%
  9     5/25/2006     884,308,840.53      842,119.54    4.3738    4.4545       4.5350     4.1161      1.14%
 10     6/25/2006     863,494,898.75      939,860.32    4.4374    4.4629       4.5411     4.1217      1.31%
 11     7/25/2006     843,096,979.19    1,005,387.93    4.3917    4.4611       4.5426     4.1230      1.43%
 12     8/25/2006     823,159,448.22      979,997.07    4.3953    4.4698       4.5490     4.1289      1.43%
 13     9/25/2006     803,691,951.52      928,523.67    4.4388    4.4811       4.5544     4.1337      1.39%
 14    10/25/2006     784,683,273.94      905,738.88    4.4402    4.4870       4.5560     4.1352      1.39%
 15    11/25/2006     766,122,632.92      895,254.52    4.4229    4.4914       4.5588     4.1377      1.40%
 16    12/25/2006     747,999,538.64      885,668.72    4.4280    4.4947       4.5624     4.1410      1.42%
 17     1/25/2007     730,303,696.67      857,528.56    4.4424    4.5000       4.5666     4.1448      1.41%
 18     2/25/2007     713,025,117.00      827,108.63    4.4608    4.5034       4.5703     4.1482      1.39%
 19     3/25/2007     696,153,978.06      796,293.27    4.4808    4.5025       4.5732     4.1508      1.37%
 20     4/25/2007     679,680,600.46      793,133.26    4.4647    4.5010       4.5873     4.1636      1.40%
 21     5/25/2007     663,594,876.48      815,045.17    4.4424    4.5017       4.5884     4.1646      1.47%
 22     6/25/2007     647,882,092.82      951,036.67    4.4579    4.5061       4.5916     4.1675      1.76%
 23     7/25/2007     632,521,379.76      960,026.61    4.4638    4.5086       4.5933     4.1690      1.82%
 24     8/25/2007     617,528,676.50      941,799.30    4.4555    4.5128       4.5954     4.1710      1.83%
 25     9/25/2007     602,889,841.86      914,033.53    4.4662    4.5194       4.5986     4.1738      1.82%
 26    10/25/2007     588,596,502.00      890,468.29    4.4700    4.5229       4.6007     4.1757      1.82%
 27    11/25/2007     574,640,445.66      870,761.72    4.4675    4.5250       4.6033     4.1781      1.82%
 28    12/25/2007     561,013,856.81      850,404.22    4.4740    4.5263       4.6059     4.1805      1.82%
 29     1/25/2008     547,708,920.58      824,720.25    4.4873    4.5276       4.6091     4.1834      1.81%
 30     2/25/2008     534,718,127.66      802,261.37    4.4938    4.5270       4.6118     4.1858      1.80%
 31     3/25/2008     522,034,059.67      784,841.25    4.4899    4.5265       4.6151     4.1888      1.80%
 32     4/25/2008     509,649,486.10      772,164.05    4.4809    4.5282       4.6068     4.1813      1.82%
 33     5/25/2008     497,554,973.13      757,773.61    4.4762    4.5308       4.6110     4.1851      1.83%
 34     6/25/2008     485,744,720.29      741,103.53    4.4803    4.5352       4.6155     4.1892      1.83%
 35     7/25/2008     474,213,781.27      728,949.81    4.4857    4.5397       4.6195     4.1928      1.84%
 36     8/25/2008     462,950,674.78      710,051.76    4.4907    4.5460       4.6243     4.1972      1.84%
 37     9/25/2008     451,953,402.19      691,054.48    4.4969    4.5531       4.6293     4.2017      1.83%
 38    10/25/2008     441,215,753.93      679,191.21    4.4978    4.5590       4.6332     4.2053      1.85%
 39    11/25/2008     430,731,935.36      662,979.48    4.5005    4.5651       4.6381     4.2097      1.85%
 40    12/25/2008     420,496,010.03      648,313.72    4.5086    4.5693       4.6423     4.2135      1.85%
 41     1/25/2009     410,502,283.33      629,997.14    4.5213    4.5729       4.6463     4.2171      1.84%
 42     2/25/2009     400,744,901.41      612,210.31    4.5318    4.5756       4.6488     4.2194      1.83%
 43     3/25/2009     391,218,247.76      596,340.57    4.5378    4.5783       4.6508     4.2212      1.83%
 44     4/25/2009     381,916,883.75      584,968.29    4.5322    4.5814       4.6531     4.2233      1.84%
 45     5/25/2009     372,835,610.27      574,240.21    4.5258    4.5845       4.6551     4.2251      1.85%
 46     6/25/2009     363,969,166.26      562,666.27    4.5284    4.5891       4.6584     4.2281      1.86%
 47     7/25/2009     355,312,688.09      547,810.57    4.5385    4.5929       4.6612     4.2307      1.85%
 48     8/25/2009     346,861,130.96      532,861.50    4.5475    4.5956       4.6640     4.2333      1.84%
 49     9/25/2009     338,609,520.87      519,721.68    4.5515    4.5968       4.6663     4.2353      1.84%
 50    10/25/2009     330,553,143.56      507,958.37    4.5515    4.5967       4.6677     4.2366      1.84%
 51    11/25/2009     322,687,397.94      496,442.75    4.5519    4.5981       4.6708     4.2393      1.85%
 52    12/25/2009     315,007,803.22      486,118.96    4.5521    4.5993       4.6737     4.2420      1.85%
 53     1/25/2010     307,509,814.64      475,235.75    4.5532    4.6017       4.6776     4.2456      1.85%
 54     2/25/2010     300,189,303.33      464,226.68    4.5544    4.6040       4.6814     4.2490      1.86%
 55     3/25/2010     293,042,077.24      453,582.23    4.5552    4.6073       4.6859     4.2531      1.86%
 56     4/25/2010     286,063,974.98      443,651.34    4.5582    4.6119       4.6912     4.2579      1.86%
 57     5/25/2010     279,250,810.87      433,986.52    4.5607    4.6159       4.6960     4.2623      1.86%
 58     6/25/2010     272,598,924.47      429,935.78    4.5644    4.6210       4.7015     4.2673      1.89%
 59     7/25/2010     266,080,971.21      425,651.96    4.5681    4.6259       4.7068     4.2720      1.92%
 60     8/25/2010     259,713,659.03      416,218.46    4.5731    4.6316       4.7126     4.2773      1.92%
 61     9/25/2010     253,497,191.01      405,725.55    4.5785    4.6372       4.7184     4.2826      1.92%
 62    10/25/2010     247,428,470.19      395,591.39    4.5836    4.6417       4.7233     4.2870      1.92%
 63    11/25/2010     241,504,005.11      385,718.22    4.5894    4.6476       4.7293     4.2925      1.92%
 64    12/25/2010     235,720,407.69      377,821.22    4.5945    4.6529       4.7348     4.2975      1.92%
 65     1/25/2011     230,074,517.24      368,854.06    4.6003    4.6589       4.7409     4.3030      1.92%
 66     2/25/2011     224,562,931.60      359,621.72    4.6059    4.6643       4.7465     4.3081      1.92%
 67     3/25/2011     219,182,414.63      350,792.40    4.6104    4.6701       4.7525     4.3135      1.92%
 68     4/25/2011     213,929,863.51      342,384.66    4.6166    4.6765       4.7719     4.3312      1.92%
 69     5/25/2011     208,802,362.42      334,574.27    4.6219    4.6820       4.7777     4.3364      1.92%
 70     6/25/2011     203,796,880.26      328,625.18    4.6278    4.6881       4.7838     4.3420      1.94%
 71     7/25/2011     198,910,867.64      321,552.36    4.6332    4.6936       4.7896     4.3472      1.94%
 72     8/25/2011     194,141,308.25      313,556.38    4.6391    4.6997       4.7958     4.3529      1.94%
 73     9/25/2011     189,485,244.29      305,738.80    4.6449    4.7057       4.8020     4.3585      1.94%
 74    10/25/2011     184,939,987.59      298,205.04    4.6503    4.7109       4.8075     4.3635      1.93%
 75    11/25/2011     180,502,917.15      290,876.01    4.6564    4.7171       4.8138     4.3692      1.93%
 76    12/25/2011     176,171,492.00      285,117.24    4.6618    4.7227       4.8197     4.3746      1.94%
 77     1/25/2012     171,943,353.02      278,419.86    4.6679    4.7290       4.8261     4.3803      1.94%
 78     2/25/2012     167,815,846.29      271,557.95    4.6738    4.7347       4.8320     4.3857      1.94%
 79     3/25/2012     163,786,629.31      265,024.34    4.6790    4.7409       4.8382     4.3913      1.94%
 80     4/25/2012     159,853,373.35      258,699.99    4.6854    4.7474       4.8313     4.3851      1.94%
 81     5/25/2012     156,013,869.37      254,164.59    4.6909    4.7532       4.8371     4.3904      1.95%
 82     6/25/2012     152,264,697.72      249,592.77    4.6972    4.7596       4.8434     4.3960      1.97%
 83     7/25/2012     148,605,130.44      244,315.01    4.7028    4.7653       4.8492     4.4013      1.97%
 84     8/25/2012     145,032,933.97      238,294.60    4.7091    4.7717       4.8553     4.4069      1.97%
 85     9/25/2012     141,545,883.97      232,430.09    4.7152    4.7778       4.8613     4.4123      1.97%
 86    10/25/2012     138,141,961.42      226,790.07    4.7208    4.7826       4.8663     4.4168      1.97%
 87    11/25/2012     134,819,198.35      221,306.76    4.7271    4.7888       4.8723     4.4222      1.97%
 88    12/25/2012     131,575,687.23      217,003.08    4.7326    4.7943       4.8777     4.4272      1.98%
 89     1/25/2013     128,409,657.46      211,966.38    4.7387    4.8003       4.8836     4.4325      1.98%
 90     2/25/2013     125,319,163.61      206,862.54    4.7445    4.8057       4.8889     4.4373      1.98%
 91     3/25/2013     122,302,394.15      201,985.64    4.7491    4.8114       4.8944     4.4423      1.98%
 92     4/25/2013     119,357,600.26      197,293.86    4.7555    4.8178       4.9003     4.4477      1.98%
 93     5/25/2013     116,483,130.82      192,992.14    4.7607    4.8229       4.9054     4.4523      1.99%
 94     6/25/2013     113,677,293.97      189,620.60    4.7665    4.8286       4.9108     4.4572      2.00%
 95     7/25/2013     110,938,627.59      185,668.55    4.7716    4.8336       4.9157     4.4617      2.01%
 96     8/25/2013     108,265,431.41      181,285.18    4.7773    4.8392       4.9209     4.4664      2.01%
 97     9/25/2013     105,656,055.98      177,032.17    4.7826    4.8444       4.9259     4.4709      2.01%
 98    10/25/2013     103,108,986.34      150,791.30    4.7875    4.8483       4.9298     4.4745      1.75%
 99    11/25/2013     100,622,745.52      147,373.69    4.7929    4.8536       4.9347     4.4789      1.76%
100    12/25/2013      98,195,900.84      144,709.37    4.7975    4.8581       4.9390     4.4828      1.77%
101     1/25/2014      95,827,112.90      141,567.14    4.8028    4.8632       4.9437     4.4871      1.77%
102     2/25/2014      93,514,933.21      138,399.07    4.8076    4.8675       4.9478     4.4908      1.78%
103     3/25/2014      91,258,004.63      135,390.09    4.8112    4.8721       4.9521     4.4947      1.78%
104     4/25/2014      89,055,015.16      132,471.00    4.8166    4.8773       4.9568     4.4990      1.79%
105     5/25/2014      86,904,718.82      129,792.40    4.8208    4.8813       4.9605     4.5023      1.79%
106     6/25/2014      84,805,849.49      127,668.56    4.8255    4.8858       4.9646     4.5060      1.81%
107     7/25/2014      82,757,287.18      125,202.40    4.8295    4.8895       4.9679     4.5091      1.82%
108     8/25/2014      80,757,770.27      122,494.64    4.8339    4.8937       4.9717     4.5125      1.82%
109     9/25/2014      78,806,046.88      119,865.60    4.8380    4.8975       4.9751     4.5156      1.83%
110    10/25/2014      76,900,993.22      117,339.70    4.8416    4.9000       4.9773     4.5176      1.83%
111    11/25/2014      75,041,476.70      114,885.12    4.8456    4.9038       4.9807     4.5206      1.84%
112    12/25/2014      73,226,465.41      112,848.41    4.8489    4.9068       4.9833     4.5231      1.85%
113     1/25/2015      71,454,939.83      110,571.70    4.8527    4.9103       4.9865     4.5259      1.86%
114     2/25/2015      69,725,746.92      108,298.86    4.8561    4.9129       4.9890     4.5282      1.86%
115     3/25/2015      68,037,955.91      106,205.32    4.8582    4.9158       4.9918     4.5308      1.87%
116     4/25/2015      66,390,240.81      104,107.28    4.8621    4.9194       5.0091     4.5464      1.88%
117     5/25/2015      64,781,841.95      102,189.65    4.8646    4.9216       5.0116     4.5487      1.89%
118     6/25/2015      63,182,453.73      100,508.81    4.8677    4.9244       5.0147     4.5515      1.91%
119     7/25/2015      61,596,961.43       98,729.80    4.8699    4.9266       5.0174     4.5539      1.92%
120     8/25/2015      60,045,699.72       96,757.57    4.8725    4.9295       5.0207     4.5569      1.93%
121     9/25/2015      58,529,894.24       94,844.33    4.8748    4.9321       5.0239     4.5599      1.94%
122    10/25/2015      57,051,428.30       92,987.40    4.8769    4.9342       5.0266     4.5623      1.96%
123    11/25/2015      55,609,396.88       91,164.75    4.8797    4.9375       5.0304     4.5658      1.97%
124    12/25/2015      54,202,920.16       89,587.57    4.8820    4.9402       5.0338     4.5689      1.98%
125     1/25/2016      52,831,180.58       87,879.49    4.8851    4.9438       5.0380     4.5726      2.00%
126     2/25/2016      51,493,299.24       86,173.01    4.8881    4.9469       5.0417     4.5761      2.01%
127     3/25/2016      50,188,441.72       84,531.37    4.8905    4.9506       5.0461     4.5800      2.02%
128     4/25/2016      48,915,805.62       82,916.07    4.8944    4.9550       5.0372     4.5719      2.03%
129     5/25/2016      47,674,618.82       81,408.82    4.8975    4.9586       5.0416     4.5759      2.05%
130     6/25/2016      46,464,126.13       80,150.39    4.9014    4.9632       5.0467     4.5806      2.07%
131     7/25/2016      45,283,642.75       78,752.99    4.9049    4.9672       5.0516     4.5850      2.09%
132     8/25/2016      44,132,390.35       77,254.45    4.9092    4.9721       5.0572     4.5901      2.10%
133     9/25/2016      43,009,626.63       75,792.11    4.9135    4.9770       5.0628     4.5952      2.11%
134    10/25/2016      41,914,657.55       74,369.94    4.9175    4.9809       5.0677     4.5996      2.13%
135    11/25/2016      40,846,807.56       72,965.33    4.9225    4.9864       5.0740     4.6053      2.14%
136    12/25/2016      39,805,421.68       71,850.46    4.9269    4.9916       5.0799     4.6107      2.17%
137     1/25/2017      38,789,916.97       70,551.63    4.9323    4.9977       5.0865     4.6167      2.18%
138     2/25/2017      37,799,613.41       69,231.63    4.9376    5.0033       5.0927     4.6223      2.20%
139     3/25/2017      36,833,880.57       67,970.61    4.9419    5.0096       5.0994     4.6284      2.21%
140     4/25/2017      35,892,118.74       66,752.15    4.9485    5.0169       5.1065     4.6348      2.23%
141     5/25/2017      34,973,762.50       65,646.73    4.9541    5.0232       5.1128     4.6405      2.25%
142     6/25/2017      34,078,254.53       64,842.93    4.9606    5.0303       5.1196     4.6467      2.28%
143     7/25/2017      33,205,115.51       63,832.25    4.9668    5.0368       5.1258     4.6523      2.31%
144     8/25/2017      32,353,735.06       62,672.63    4.9738    5.0439       5.1324     4.6583      2.32%
145     9/25/2017      31,523,535.64       61,538.58    4.9809    5.0507       5.1387     4.6640      2.34%
146    10/25/2017      30,713,998.67       60,455.00    4.9873    5.0559       5.1437     4.6686      2.36%
147    11/25/2017      29,924,620.24       59,412.33    4.9942    5.0625       5.1497     4.6741      2.38%
148    12/25/2017      29,154,913.08       58,643.43    5.0003    5.0683       5.1550     4.6789      2.41%
149     1/25/2018      28,404,458.25       57,697.34    5.0070    5.0746       5.1607     4.6840      2.44%
150     2/25/2018      27,672,733.28       56,734.77    5.0131    5.0800       5.1656     4.6885      2.46%
151     3/25/2018      26,959,264.55       55,821.52    5.0178    5.0856       5.1706     4.6930      2.48%
152     4/25/2018      26,263,604.67       54,949.00    5.0244    5.0918       5.1760     4.6979      2.51%
153     5/25/2018      25,585,332.06       54,159.26    5.0296    5.0965       5.1802     4.7018      2.54%
154     6/25/2018      24,924,029.87       53,565.76    5.0352    5.1018       5.1848     4.7059      2.58%
155     7/25/2018      24,279,332.31       52,844.37    5.0400    5.1061       5.1885     4.7092      2.61%
156     8/25/2018      23,650,788.31       52,038.88    5.0453    5.1109       5.1925     4.7129      2.64%
157     9/25/2018      23,037,973.16       51,261.63    5.0500    5.1152       5.1961     4.7162      2.67%
158    10/25/2018      22,440,500.51       50,516.01    5.0541    5.1179       5.1983     4.7181      2.70%
159    11/25/2018      21,857,994.68       49,793.74    5.0587    5.1220       5.2015     4.7211      2.73%
160    12/25/2018      21,290,091.28       49,204.95    5.0624    5.1251       5.2039     4.7232      2.77%
161     1/25/2019      20,736,460.57       48,542.38    5.0665    5.1287       5.2066     4.7257      2.81%
162     2/25/2019      20,196,728.15       47,880.41    5.0701    5.1313       5.2083     4.7273      2.84%
163     3/25/2019      19,670,545.88       47,253.03    5.0722    5.1340       5.2102     4.7289      2.88%
164     4/25/2019      19,157,580.65       46,645.91    5.0762    5.1373       5.2269     4.7441      2.92%
165     5/25/2019      18,657,515.62       46,087.67    5.0786    5.1391       5.2277     4.7449      2.96%
166     6/25/2019      18,170,037.58       45,603.01    5.0814    5.1412       5.2290     4.7460      3.01%
167     7/25/2019      17,694,855.09       45,081.74    5.0832    5.1424       5.2291     4.7461      3.06%
168     8/25/2019      17,231,648.32       44,529.57    5.0855    5.1439       5.2296     4.7466      3.10%
169     9/25/2019      16,780,110.42       43,996.73    5.0872    5.1448       5.2294     4.7464      3.15%
170    10/25/2019      16,339,954.00       43,485.31    5.0881    5.1446       5.2281     4.7453      3.19%
171    11/25/2019      15,910,898.99       42,984.35    5.0895    5.1451       5.2277     4.7448      3.24%
172    12/25/2019      15,492,672.60       42,515.85    5.0898    5.1446       5.2261     4.7434      3.29%
173     1/25/2020      15,085,011.07       42,045.97    5.0905    5.1444       5.2251     4.7424      3.34%
174     2/25/2020      14,687,651.21       41,590.93    5.0906    5.1432       5.2230     4.7406      3.40%
175     3/25/2020      14,300,338.56       41,156.26    5.0895    5.1419       5.2211     4.7388      3.45%
176     4/25/2020      13,922,825.39       40,716.23    5.0896    5.1410       5.2056     4.7248      3.51%
177     5/25/2020      13,554,867.80       40,290.70    5.0882    5.1387       5.2031     4.7225      3.57%
178     6/25/2020      13,197,876.28       39,847.29    5.0872    5.1369       5.2012     4.7208      3.62%
179     7/25/2020      12,850,305.65       39,438.71    5.0850    5.1342       5.1984     4.7183      3.68%
180     8/25/2020      12,511,589.46       39,058.85    5.0832    5.1322       5.1965     4.7165      3.75%
181     9/25/2020      12,181,678.83       38,692.56    5.0807    5.1297       5.1941     4.7143      3.81%
182    10/25/2020      11,860,114.77       38,335.87    5.0779    5.1263       5.1906     4.7111      3.88%
183    11/25/2020      11,546,691.39       37,980.97    5.0758    5.1243       5.1887     4.7094      3.95%
184    12/25/2020      11,241,207.12       37,601.67    5.0731    5.1216       5.1860     4.7070      4.01%
185     1/25/2021      10,943,455.28       37,257.73    5.0711    5.1196       5.1842     4.7054      4.09%
186     2/25/2021      10,653,254.20       36,931.74    5.0687    5.1170       5.1816     4.7030      4.16%
187     3/25/2021      10,370,419.93       36,617.08    5.0655    5.1147       5.1794     4.7010      4.24%
188     4/25/2021      10,094,770.54       36,294.32    5.0644    5.1137       5.1785     4.7002      4.31%
189     5/25/2021       9,826,126.31       35,979.62    5.0618    5.1112       5.1761     4.6980      4.39%
190     6/25/2021       9,564,312.36       35,644.11    5.0600    5.1094       5.1744     4.6965      4.47%
191     7/25/2021       9,309,151.95       35,340.59    5.0575    5.1070       5.1720     4.6942      4.56%
192     8/25/2021       9,060,487.18       35,056.82    5.0558    5.1053       5.1703     4.6928      4.64%
193     9/25/2021       8,818,162.27       34,781.48    5.0537    5.1032       5.1683     4.6910      4.73%
194    10/25/2021       8,582,020.26       34,513.07    5.0513    5.1002       5.1653     4.6882      4.83%
195    11/25/2021       8,351,907.77       34,247.17    5.0497    5.0986       5.1637     4.6868      4.92%
196    12/25/2021       8,127,674.78       33,967.31    5.0474    5.0963       5.1614     4.6847      5.02%
197     1/25/2022       7,909,168.49       33,711.11    5.0458    5.0947       5.1599     4.6834      5.11%
198     2/25/2022       7,696,252.71       33,466.66    5.0438    5.0925       5.1577     4.6813      5.22%
199     3/25/2022       7,488,790.17       33,229.87    5.0409    5.0906       5.1558     4.6796      5.32%
200     4/25/2022       7,286,645.41       32,990.62    5.0402    5.0898       5.1553     4.6791      5.43%
201     5/25/2022       7,089,684.88       32,756.26    5.0380    5.0877       5.1531     4.6771      5.54%
202     6/25/2022       6,897,778.58       32,511.43    5.0365    5.0862       5.1517     4.6759      5.66%
203     7/25/2022       6,710,795.95       32,286.15    5.0344    5.0841       5.1495     4.6739      5.77%
204     8/25/2022       6,528,618.62       32,074.65    5.0330    5.0827       5.1482     4.6727      5.90%
205     9/25/2022       6,351,130.06       31,868.91    5.0312    5.0809       5.1464     4.6711      6.02%
206    10/25/2022       6,178,213.45       31,668.06    5.0291    5.0782       5.1436     4.6685      6.15%
207    11/25/2022       6,009,754.73       31,470.44    5.0277    5.0768       5.1423     4.6673      6.28%
208    12/25/2022       5,845,642.32       31,264.02    5.0257    5.0747       5.1402     4.6654      6.42%
209     1/25/2023       5,685,763.20       31,074.09    5.0243    5.0734       5.1389     4.6643      6.56%
210     2/25/2023       5,530,015.56       30,891.77    5.0227    5.0714       5.1368     4.6624      6.70%
211     3/25/2023       5,378,297.15       30,714.06    5.0200    5.0697       5.1352     4.6608      6.85%
212     4/25/2023       5,230,507.25       30,378.18    5.0195    5.0692       5.1488     4.6732      6.97%
213     5/25/2023       5,086,547.30       29,539.48    5.0175    5.0672       5.1467     4.6713      6.97%
214     6/25/2023       4,946,320.99       28,713.66    5.0162    5.0659       5.1454     4.6702      6.97%
215     7/25/2023       4,809,731.84       27,916.81    5.0142    5.0639       5.1434     4.6683      6.97%
216     8/25/2023       4,676,691.25       27,144.07    5.0130    5.0626       5.1421     4.6672      6.96%
217     9/25/2023       4,547,111.42       26,391.61    5.0114    5.0610       5.1404     4.6656      6.96%
218    10/25/2023       4,420,905.54       25,658.59    5.0094    5.0586       5.1380     4.6634      6.96%
219    11/25/2023       4,297,988.85       24,944.07    5.0082    5.0574       5.1367     4.6623      6.96%
220    12/25/2023       4,178,278.50       24,239.17    5.0062    5.0554       5.1347     4.6604      6.96%
221     1/25/2024       4,061,690.84       23,560.45    5.0050    5.0541       5.1334     4.6592      6.96%
222     2/25/2024       3,948,150.02       22,901.37    5.0034    5.0521       5.1313     4.6574      6.96%
223     3/25/2024       3,837,580.02       22,259.68    5.0011    5.0505       5.1296     4.6558      6.96%
224     4/25/2024       3,729,906.04       21,631.75    5.0002    5.0496       5.1147     4.6423      6.96%
225     5/25/2024       3,625,054.04       21,018.16    4.9983    5.0475       5.1126     4.6404      6.96%
226     6/25/2024       3,522,952.14       20,413.38    4.9970    5.0462       5.1112     4.6391      6.95%
227     7/25/2024       3,423,528.49       19,830.82    4.9951    5.0442       5.1091     4.6372      6.95%
228     8/25/2024       3,326,717.70       19,269.61    4.9938    5.0429       5.1077     4.6359      6.95%
229     9/25/2024       3,232,455.99       18,723.35    4.9921    5.0411       5.1059     4.6343      6.95%
230    10/25/2024       3,140,678.97       18,191.43    4.9901    5.0384       5.1030     4.6316      6.95%
231    11/25/2024       3,051,323.76       17,673.07    4.9888    5.0370       5.1015     4.6303      6.95%
232    12/25/2024       2,964,328.89       17,161.50    4.9868    5.0349       5.0993     4.6283      6.95%
233     1/25/2025       2,879,632.14       16,669.35    4.9855    5.0335       5.0978     4.6270      6.95%
234     2/25/2025       2,797,177.39       16,191.73    4.9837    5.0313       5.0956     4.6249      6.95%
235     3/25/2025       2,716,908.30       15,726.86    4.9810    5.0295       5.0937     4.6232      6.95%
236     4/25/2025       2,638,769.42       15,273.01    4.9804    5.0287       5.0931     4.6227      6.95%
237     5/25/2025       2,562,706.16       14,830.05    4.9782    5.0265       5.0909     4.6207      6.94%
238     6/25/2025       2,488,665.34       14,393.59    4.9768    5.0250       5.0894     4.6194      6.94%
239     7/25/2025       2,416,593.67       13,973.31    4.9746    5.0228       5.0873     4.6174      6.94%
240     8/25/2025       2,346,442.70       13,567.42    4.9731    5.0213       5.0859     4.6161      6.94%
241     9/25/2025       2,278,164.70       13,172.49    4.9712    5.0194       5.0841     4.6145      6.94%
242    10/25/2025       2,211,711.96       12,788.06    4.9690    5.0167       5.0813     4.6120      6.94%
243    11/25/2025       2,147,037.90       12,413.55    4.9675    5.0153       5.0800     4.6108      6.94%
244    12/25/2025       2,084,096.98       12,044.05    4.9654    5.0132       5.0780     4.6090      6.93%
245     1/25/2026       2,022,843.09       11,688.84    4.9641    5.0119       5.0768     4.6079      6.93%
246     2/25/2026       1,963,234.72       11,344.22    4.9623    5.0099       5.0749     4.6062      6.93%
247     3/25/2026       1,905,230.17       11,008.93    4.9597    5.0083       5.0733     4.6048      6.93%
248     4/25/2026       1,848,788.38       10,681.84    4.9592    5.0078       5.0730     4.6045      6.93%
249     5/25/2026       1,793,868.98       10,362.84    4.9573    5.0059       5.0712     4.6028      6.93%
250     6/25/2026       1,740,432.66       10,049.37    4.9560    5.0048       5.0701     4.6018      6.93%
251     7/25/2026       1,688,440.22        9,747.16    4.9542    5.0029       5.0684     4.6002      6.93%
252     8/25/2026       1,637,855.64        9,455.02    4.9530    5.0019       5.0674     4.5993      6.93%
253     9/25/2026       1,588,643.45        9,170.88    4.9516    5.0004       5.0660     4.5981      6.93%
254    10/25/2026       1,540,768.36        8,894.43    4.9498    4.9981       5.0636     4.5959      6.93%
255    11/25/2026       1,494,195.92        8,625.30    4.9488    4.9971       5.0627     4.5951      6.93%
256    12/25/2026       1,448,892.48        8,360.71    4.9471    4.9954       5.0611     4.5936      6.92%
257     1/25/2027       1,404,824.26        8,105.81    4.9461    4.9945       5.0602     4.5929      6.92%
258     2/25/2027       1,361,960.31        7,858.41    4.9447    4.9929       5.0587     4.5914      6.92%
259     3/25/2027       1,320,269.72        7,617.82    4.9425    4.9916       5.0575     4.5904      6.92%
260     4/25/2027       1,279,722.15        7,383.81    4.9423    4.9915       5.0713     4.6029      6.92%
261     5/25/2027       1,240,288.00        7,156.03    4.9408    4.9900       5.0698     4.6016      6.92%
262     6/25/2027       1,201,938.36        6,933.03    4.9399    4.9891       5.0691     4.6009      6.92%
263     7/25/2027       1,164,644.53        6,717.49    4.9384    4.9877       5.0676     4.5996      6.92%
264     8/25/2027       1,128,379.62        6,508.30    4.9376    4.9869       5.0670     4.5990      6.92%
265     9/25/2027       1,093,117.05        6,304.93    4.9365    4.9858       5.0659     4.5980      6.92%
266    10/25/2027       1,058,830.77        6,107.15    4.9350    4.9841       5.0642     4.5964      6.92%
267    11/25/2027       1,025,495.35        5,914.76    4.9343    4.9834       5.0636     4.5959      6.92%
268    12/25/2027         993,085.98        5,726.27    4.9329    4.9820       5.0622     4.5947      6.92%
269     1/25/2028         961,577.94        5,544.32    4.9322    4.9814       5.0617     4.5941      6.92%
270     2/25/2028         930,948.23        5,367.70    4.9312    4.9801       5.0604     4.5930      6.92%
271     3/25/2028         901,174.00        5,196.04    4.9296    4.9791       5.0594     4.5921      6.92%
272     4/25/2028         872,232.87        5,028.66    4.9293    4.9789       5.0455     4.5795      6.92%
273     5/25/2028         844,102.83        4,865.63    4.9280    4.9776       5.0443     4.5783      6.92%
274     6/25/2028         816,762.48        4,706.27    4.9274    4.9771       5.0438     4.5779      6.91%
275     7/25/2028         790,190.75        4,552.26    4.9262    4.9759       5.0426     4.5768      6.91%
276     8/25/2028         764,367.83        4,403.50    4.9257    4.9754       5.0421     4.5764      6.91%
277     9/25/2028         739,274.39        4,258.96    4.9248    4.9745       5.0413     4.5757      6.91%
278    10/25/2028         714,891.25        4,118.50    4.9236    4.9727       5.0395     4.5740      6.91%
279    11/25/2028         691,199.68        3,981.98    4.9231    4.9723       5.0391     4.5736      6.91%
280    12/25/2028         668,181.42        3,848.50    4.9220    4.9711       5.0379     4.5726      6.91%
281     1/25/2029         645,818.36        3,719.57    4.9215    4.9707       5.0376     4.5723      6.91%
282     2/25/2029         624,093.49        3,594.47    4.9207    4.9696       5.0365     4.5713      6.91%
283     3/25/2029         602,989.97        3,472.95    4.9190    4.9688       5.0358     4.5706      6.91%
284     4/25/2029         582,491.34        3,354.80    4.9193    4.9692       5.0362     4.5710      6.91%
285     5/25/2029         562,581.51        3,239.94    4.9182    4.9681       5.0351     4.5701      6.91%
286     6/25/2029         543,244.81        3,128.00    4.9178    4.9678       5.0348     4.5698      6.91%
287     7/25/2029         524,465.83        3,019.66    4.9168    4.9667       5.0338     4.5688      6.91%
288     8/25/2029         506,229.89        2,914.69    4.9164    4.9664       5.0335     4.5686      6.91%
289     9/25/2029         488,522.62        2,812.78    4.9158    4.9657       5.0328     4.5680      6.91%
290    10/25/2029         471,329.91        2,713.82    4.9148    4.9641       5.0312     4.5665      6.91%
291    11/25/2029         454,638.01        2,617.72    4.9144    4.9638       5.0309     4.5662      6.91%
292    12/25/2029         438,433.52        2,523.97    4.9135    4.9628       5.0299     4.5653      6.91%
293     1/25/2030         422,703.19        2,433.38    4.9132    4.9625       5.0297     4.5651      6.91%
294     2/25/2030         407,434.47        2,345.52    4.9125    4.9616       5.0287     4.5643      6.91%
295     3/25/2030         392,615.01        2,260.24    4.9109    4.9610       5.0281     4.5637      6.91%
296     4/25/2030         378,236.24        2,177.45    4.9114    4.9614       5.0286     4.5642      6.91%
297     5/25/2030         364,282.70        2,097.04    4.9104    4.9605       5.0277     4.5633      6.91%
298     6/25/2030         350,742.90        2,018.83    4.9102    4.9602       5.0275     4.5631      6.91%
299     7/25/2030         337,734.55        1,943.82    4.9093    4.9593       5.0266     4.5623      6.91%
300     8/25/2030         325,112.50        1,871.18    4.9090    4.9591       5.0264     4.5621      6.91%
301     9/25/2030         312,866.39        1,800.70    4.9085    4.9585       5.0258     4.5616      6.91%
302    10/25/2030         300,986.04        1,732.32    4.9076    4.9570       5.0242     4.5602      6.91%
303    11/25/2030         289,461.55        1,665.97    4.9074    4.9568       5.0240     4.5600      6.91%
304    12/25/2030         278,283.26        1,601.37    4.9065    4.9559       5.0231     4.5592      6.91%
305     1/25/2031         267,441.66        1,538.95    4.9063    4.9557       5.0230     4.5590      6.91%
306     2/25/2031         256,927.68        1,478.44    4.9057    4.9548       5.0221     4.5582      6.91%
307     3/25/2031         246,732.43        1,419.78    4.9042    4.9543       5.0215     4.5577      6.91%
308     4/25/2031         236,847.21        1,362.94    4.9047    4.9548       5.0358     4.5707      6.91%
309     5/25/2031         227,263.56        1,307.84    4.9039    4.9539       5.0349     4.5699      6.91%
310     6/25/2031         217,973.23        1,254.35    4.9037    4.9538       5.0348     4.5697      6.91%
311     7/25/2031         208,968.15        1,202.56    4.9028    4.9529       5.0339     4.5689      6.91%
312     8/25/2031         200,240.51        1,152.34    4.9027    4.9527       5.0337     4.5688      6.91%
313     9/25/2031         191,782.68        1,103.67    4.9021    4.9522       5.0332     4.5683      6.91%
314    10/25/2031         183,587.21        1,056.51    4.9013    4.9510       5.0319     4.5672      6.91%
315    11/25/2031         175,646.88        1,010.81    4.9011    4.9508       5.0318     4.5670      6.91%
316    12/25/2031         167,954.62          966.41    4.9003    4.9500       5.0309     4.5662      6.90%
317     1/25/2032         160,503.53          923.52    4.9001    4.9498       5.0307     4.5660      6.90%
318     2/25/2032         153,286.96          882.00    4.8996    4.9489       5.0298     4.5652      6.90%
319     3/25/2032         146,298.40          841.79    4.8984    4.9484       5.0292     4.5647      6.90%
320     4/25/2032         139,531.53          802.80    4.8986    4.9485       5.0157     4.5524      6.90%
321     5/25/2032         132,980.13          765.01    4.8978    4.9477       5.0148     4.5516      6.90%
322     6/25/2032         126,638.17          728.35    4.8976    4.9475       5.0146     4.5514      6.90%
323     7/25/2032         120,499.76          692.96    4.8967    4.9466       5.0136     4.5505      6.90%
324     8/25/2032         114,559.24          658.80    4.8965    4.9464       5.0134     4.5503      6.90%
325     9/25/2032         108,811.10          625.75    4.8960    4.9458       5.0128     4.5498      6.90%
326    10/25/2032         103,249.93          593.78    4.8951    4.9443       5.0112     4.5483      6.90%
327    11/25/2032          97,870.45          562.84    4.8949    4.9441       5.0109     4.5481      6.90%
328    12/25/2032          92,667.53          532.83    4.8941    4.9431       5.0100     4.5472      6.90%
329     1/25/2033          87,636.14          503.90    4.8938    4.9429       5.0097     4.5470      6.90%
330     2/25/2033          82,771.45          475.93    4.8933    4.9420       5.0087     4.5461      6.90%
331     3/25/2033          78,068.74          448.90    4.8917    4.9414       5.0081     4.5455      6.90%
332     4/25/2033          73,523.39          422.76    4.8922    4.9418       5.0085     4.5459      6.90%
333     5/25/2033          69,130.90          397.48    4.8913    4.9408       5.0075     4.5450      6.90%
334     6/25/2033          64,886.91          373.03    4.8910    4.9406       5.0072     4.5447      6.90%
335     7/25/2033          60,787.13          349.45    4.8901    4.9396       5.0061     4.5438      6.90%
336     8/25/2033          56,883.64          327.02    4.8898    4.9393       5.0058     4.5434      6.90%
337     9/25/2033          53,114.76          305.37    4.8892    4.9386       5.0051     4.5428      6.90%
338    10/25/2033          49,477.55          284.47    4.8882    4.9369       5.0033     4.5412      6.90%
339    11/25/2033          45,968.11          264.31    4.8879    4.9366       5.0029     4.5408      6.90%
340    12/25/2033          42,580.99          244.80    4.8869    4.9355       5.0018     4.5398      6.90%
341     1/25/2034          39,312.63          226.02    4.8866    4.9351       5.0013     4.5394      6.90%
342     2/25/2034          36,159.60          207.90    4.8859    4.9341       5.0002     4.5383      6.90%
343     3/25/2034          33,118.53          190.44    4.8842    4.9333       4.9993     4.5376      6.90%
344     4/25/2034          30,192.16          173.62    4.8845    4.9336       4.9996     4.5378      6.90%
345     5/25/2034          27,371.04          157.41    4.8835    4.9324       4.9984     4.5367      6.90%
346     6/25/2034          24,652.10          141.76    4.8830    4.9320       4.9978     4.5362      6.90%
347     7/25/2034          22,032.32          126.71    4.8819    4.9308       4.9966     4.5351      6.90%
348     8/25/2034          19,508.78          112.21    4.8815    4.9303       4.9960     4.5345      6.90%
349     9/25/2034          17,079.05           98.26    4.8807    4.9294       4.9950     4.5337      6.90%
350    10/25/2034          14,746.07           84.87    4.8795    4.9275       4.9930     4.5318      6.91%
351    11/25/2034          12,501.60           71.98    4.8790    4.9269       4.9924     4.5312      6.91%
352    12/25/2034          10,346.94           59.59    4.8778    4.9257       4.9910     4.5300      6.91%
353     1/25/2035           8,275.87           47.69    4.8773    4.9250       4.9903     4.5294      6.92%
354     2/25/2035           6,286.10           36.27    4.8763    4.9237       4.9889     4.5281      6.92%
355     3/25/2035           4,527.92           26.14    4.8744    4.9227       4.9878     4.5271      6.93%
356     4/25/2035           2,868.19           16.54    4.8745    4.9227       5.0015     4.5396      6.92%
357     5/25/2035           1,310.15            7.54    4.8732    4.9213       5.0001     4.5383      6.91%
358     6/25/2035             305.63            1.73    4.8725    4.9205       4.9994     4.5376      6.79%
359     7/25/2035              42.95            0.21    4.8711    4.9191       4.9980     4.5364
Total                            0.9            0.01
                                   0